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                                                                   EXHIBIT 10.6

[EBS EXECUTIVE BENEFIT SERVICES LOGO]

                     THE EXECUTIVE NONQUALIFIED EXCESS PLAN
                                  PLAN DOCUMENT

                                       (C) 2000 EXECUTIVE BENEFIT SERVICES, INC.
                                       434 FAYETTEVILLE STREET, SUITE 1160
                                       RALEIGH, NC 27601

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                                TABLE OF CONTENTS

                     THE EXECUTIVE NONQUALIFIED EXCESS PLAN

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Section 1.     Purpose...........................................................................................      1

Section 2.     Definitions.......................................................................................      1
   2.1    "Accrued Benefit"......................................................................................      1
   2.2    "Active Participant"...................................................................................      1
   2.3    "Adoption Agreement"...................................................................................      1
   2.4    "Adjustment Date"......................................................................................      1
   2.5    "Beneficiary"..........................................................................................      2
   2.6    "Board"................................................................................................      2
   2.7    "College Education Account" ...........................................................................      2
   2.8    "Committee"............................................................................................      2
   2.9    "Compensation".........................................................................................      2
   2.10   "Deferred Compensation Account"........................................................................      2
   2.11   "Dependent Subaccount".................................................................................      2
   2.12   "Disability"...........................................................................................      2
   2.13   "Effective Date".......................................................................................      3
   2.14   "Eligible Dependent"...................................................................................      3
   2.15   "Employee".............................................................................................      3
   2.16   "Employer".............................................................................................      3
   2.17   "Employer Matching Credits"............................................................................      3
   2.18   "Employer Performance Incentive Credits"...............................................................      3
   2.19   "Independent Contractor"...............................................................................      3
   2.20   "Normal Retirement Age"................................................................................      4
   2.21   "Participant"..........................................................................................      4
   2.22   "Participating Employer"...............................................................................      4
   2.23   "Plan".................................................................................................      4
   2.24   "Plan Administrator"...................................................................................      4
   2.25   "Plan Year"............................................................................................      4
   2.26   "Qualified Distribution Event".........................................................................      5
   2.27   "Regular In-Service Withdrawals Account" ..............................................................      5
   2.28   "Retire" of "Retirement"...............................................................................      5
   2.29   "Salary Deferral Agreement"............................................................................      5
   2.30   "Salary Deferral Credits"..............................................................................      5
   2.31   "Service"..............................................................................................      5
   2.32   "Sponsor"..............................................................................................      5
   2.33   "Spouse" or "Surviving Spouse".........................................................................      5
   2.34   "Trust"................................................................................................      5
   2.35   "Trustee" .............................................................................................      5
   2.36   "Years of Service".....................................................................................      5

Section 3.     Credits to Deferred Compensation Account..........................................................      6
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
   3.1    Salary Deferral Credits................................................................................      6
   3.2    Employer Matching Credits..............................................................................      7
   3.3    Employer Performance Incentive Credits.................................................................      7

Section 4.     Qualifiying Distribution Events...................................................................      7
   4.1    Death of a Participant.................................................................................      7
   4.2    Disability.............................................................................................      7
   4.3    Termination of Service.................................................................................      7
   4.4    Retirement.............................................................................................      8

Section 5.     In-Service Withdrawals............................................................................      8
   5.1    Regular In-Service Withdrawals.........................................................................      8
   5.2    Financial Hardship Withdrawals.........................................................................      9
   5.3    "Haircut" Withdrawals..................................................................................     10
   5.4    College Education Withdrawals..........................................................................     10

Section 6.     Qualified Distribution Events Payment Options.....................................................     11
   6.1    Payment Options........................................................................................     12
   6.2    Prepayment.............................................................................................     12
   6.3    Benefit Exchange.......................................................................................     12

Section 7.     Vesting...........................................................................................     13

Section 8.     Account; Deemed Investment; Adjustment of Accounts................................................     13
   8.1    Account................................................................................................     13
   8.2    Deemed Investments.....................................................................................     13
   8.3    Adjustments to Deferred Compensation Accounts..........................................................     13

Section 9.     Administration by Committee.......................................................................     14
   9.1    Membership of Committee................................................................................     14
   9.2    Committee officers; Subcommittee.......................................................................     14
   9.3    Committee meetings.....................................................................................     14
   9.4    Transaction of business................................................................................     15
   9.5    Committee records......................................................................................     15
   9.6    Establishment of rules.................................................................................     15
   9.7    Conflicts of interest..................................................................................     15
   9.8    Correction of errors...................................................................................     15
   9.9    Authority to interpret Plan............................................................................     15
   9.10   Third party advisors...................................................................................     16
   9.11   Compensation of members................................................................................     16
   9.12   Expense reimbursement..................................................................................     16
   9.13   Indemnification........................................................................................     16

Section 10.    Contractual Liability; Trust......................................................................     17
   10.1   Contractual Liability..................................................................................     17
   10.2   Trust..................................................................................................     17

Section 11.    Allocation of Responsibilities....................................................................     17
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   11.1   Board..................................................................................................     17
   11.2   Committee..............................................................................................     17
   11.3   Plan Administrator.....................................................................................     18

Section 12.   Benefits Not Assignable; Facility of Payments......................................................     18
   12.1   Benefits not assignable................................................................................     18
   12.2   Payments to minors and others..........................................................................     18

Section 13.   Beneficiary........................................................................................     19

Section 14.   Amendment and Termination of Plan..................................................................     19

Section 15.   Communication to Participants......................................................................     20

Section 16.   Claims Procedure...................................................................................     20
    16.1  Filing of a claim for benefits.........................................................................     20
    16.2  Notification to claimant of decision...................................................................     20
    16.3  Procedure for review...................................................................................     21
    16.4  Decision on review.....................................................................................     21
    16.5  Action by authorized representative of claimant........................................................     21

Section 17.   Miscellaneous Provisions...........................................................................     22
   17.1   Set off................................................................................................     22
   17.2   Notices................................................................................................     22
   17.3   Lost distributees......................................................................................     22
   17.4   Reliance on data.......................................................................................     22
   17.5   Receipt and release for payments.......................................................................     23
   17.6   Headings...............................................................................................     23
   17.7   Continuation of employment.............................................................................     23
   17.8   Merger or consolidation................................................................................     23
   17.9   Construction...........................................................................................     23
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                     THE EXECUTIVE NONQUALIFIED EXCESS PLAN

                  SECTION 1.        PURPOSE:

                  By execution of the Adoption Agreement, the Employer has adopted the Plan set forth herein to provide a means by which certain management Employees and Independent Contractors of the Employer may elect to defer receipt of current Compensation from the Employer in order to provide Retirement and other benefits on behalf of such Employees and Independent Contractors. The Plan is not intended to be a tax-qualified retirement plan under Section 401(a) of the Internal Revenue Code (the "Code"). The Plan is intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation benefits for a select group of management or highly compensated Employees under Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974.

                  SECTION 2.        DEFINITIONS:

                  As used in the Plan, including this Section 2, references to one gender shall include the other and, unless otherwise indicated by the context:

                  2.1 "ACCRUED BENEFIT" shall mean, with respect to each Participant, the balance credited to his Deferred Compensation Account.

                  2.2 "ACTIVE PARTICIPANT" shall mean, with respect to any day or date, a Participant who is in Service on such day or date; provided, that a Participant who is in Service shall cease to be an Active Participant immediately upon a determination by the Committee that the Participant has ceased to be an Employee or Independent Contractor.

                  2.3 "ADOPTION AGREEMENT" shall mean the written agreement pursuant to which the Employer adopts the Plan. The Adoption Agreement is a part of the Plan as applied to the Employer.

                  2.4 "ADJUSTMENT DATE" shall mean the date designated in the Adoption Agreement for crediting the amount of any Salary Deferral Credits, Employer Matching Credits and Employer Performance Incentive Credits to each Deferred Compensation Account.

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                  2.5      "BENEFICIARY" shall mean the person, persons, entity
or entities designated or determined pursuant to the provisions of Section 13 of the Plan.

                  2.6 "BOARD" shall mean the Board of Directors of the Employer, if the Employer is a corporation. If the Employer is not a corporation, "Board" shall mean the Employer.

                  2.7 "COLLEGE EDUCATION ACCOUNT" shall mean the separate account to be kept for each Participant and to be divided into one or more Dependent Subaccounts, as described in Section 5.4.

                  2.8 "COMMITTEE" shall mean the administrative committee provided for in Section 9.

                  2.9 "COMPENSATION" shall have the meaning designated in the Adoption Agreement.

                  2.10 "DEFERRED COMPENSATION ACCOUNT" shall mean the separate account to be kept for each Participant, as described in Sections 3 and
8. To the extent applicable, the Deferred Compensation Account may be credited with Salary Deferral Credits, Employer Matching Credits and Employer Performance Incentive Credits.

                  2.11 "DEPENDENT SUBACCOUNT" shall mean each separate subaccount to be kept for each Participant as part of his College Education Account, as described in Section 5.4. To the extent applicable, each Dependent Subaccount may be credited with Salary Deferral Credits, Employer Matching Credits, and Employer Performance Incentive Credits.

                  2.12 "DISABILITY" shall mean the inability of a Participant to perform his regular duties with the Employer or any other duties which the Employer is willing to assign to him by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long continued or indefinite duration. The determination of the existence or nonexistence of Disability shall be made by the Committee in a nondiscriminatory manner pursuant to an examination by a medical doctor selected or approved by the Committee.

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                  2.13     "EFFECTIVE DATE" shall be the date designated in the
Adoption Agreement as of which the Plan first becomes effective.

                  2.14 "ELIGIBLE DEPENDENT" shall mean any child (including any legally adopted child) of a Participant who has not attained age 18 and who the Participant designates as an Eligible Dependent in his Salary Deferral Agreement; provided, however, that the Committee in its discretion may approve the designation of an individual other than the child of a Participant as an Eligible Dependent.

                  2.15 "EMPLOYEE" shall mean an individual in the Service of the Employer if the relationship between the individual and the Employer is the legal relationship of employer and employee and if the individual is a highly compensated or management employee of the Employer. An individual shall cease to be an Employee upon the first to occur of the following: (i) the Employee's termination of Service; or (ii) a determination by the Committee that the Employee no longer meets the eligibility requirements for participation in the Plan.

                  2.16 "EMPLOYER" shall mean the Employer identified in the Adoption Agreement, and any Participating Employer which adopts this Plan. The Employer may be a corporation, a partnership or sole proprietorship. All references herein to the Employer shall be applied separately to each such Employer as if the Plan were solely the Plan of that Employer.

                  2.17 "EMPLOYER MATCHING CREDITS" shall mean the amounts credited to the Participant's Deferred Compensation Account by the Employer pursuant to the provisions of Section 3.2.

                  2.18 "EMPLOYER PERFORMANCE INCENTIVE CREDITS" shall mean the amounts credited to the Participant's Deferred Compensation Account by the Employer pursuant to the provisions of Section 3.3.

                  2.19 "INDEPENDENT CONTRACTOR" shall mean an individual in the Service of the Employer if the relationship between the individual and the Employer is not the legal relationship of employer and employee. An individual shall cease to be an Independent

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Contractor upon the termination of the Independent Contractor's Service. An
Independent Contractor shall include a director of the Employer who is not an Employee.

                  2.20 "NORMAL RETIREMENT AGE" of a Participant shall mean the age designated in the Adoption Agreement. The "Normal Retirement Date" of a Participant shall mean the date the Participant attains his Normal Retirement Age.

                  2.21 "PARTICIPANT" shall mean with respect to any Plan Year an Employee or Independent Contractor who has been designated by the Committee as a Participant and who has entered the Plan or who has an Accrued Benefit under the Plan. An Employee or Independent Contractor designated by the Committee as a Participant who has not otherwise entered the Plan shall enter the Plan and become a Participant as of the date determined by the Committee. A Participant who separates from Service with the Employer and who later returns to Service will not be eligible to defer Compensation under the Plan except upon satisfaction of such terms and conditions as the Committee shall establish upon the Participant's return to Service, whether or not the Participant shall have an Accrued Benefit remaining under the Plan on the date of his return to Service.

                  2.22 "PARTICIPATING EMPLOYER" shall mean any trade or business (whether or not incorporated) which adopts this Plan with the consent of the Employer identified in the Adoption Agreement.

                  2.23 "PLAN" shall mean The Executive Nonqualified Excess Plan, as herein set out or as duly amended. The name of the Plan as applied to the Employer shall be designated in the Adoption Agreement.

                  2.24 "PLAN ADMINISTRATOR" shall mean the person designated in the Adoption Agreement. If the Plan Administrator designated in the Adoption Agreement is unable to serve, the Employer shall be the Plan Administrator.

                  2.25 "PLAN YEAR" shall mean the twelve-month period ending on the last day of the month designated in the Adoption Agreement.

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                  2.26     "QUALIFYING DISTRIBUTION EVENT" shall mean the
Participant's Retirement or the termination of Participant's Service with the Employer for any reason, including as a result of his death or Disability.

                  2.27 "REGULAR IN-SERVICE WITHDRAWALS ACCOUNT" shall mean the separate account to be kept for each Participant, as described in Section
5.1. To the extent applicable, the Regular In-Service Withdrawals Account may be credited with Salary Deferral Credits.

                  2.28 "RETIRE" OR "RETIREMENT" shall mean Retirement within the meaning of Section 4.4.

                  2.29 "SALARY DEFERRAL AGREEMENT" shall mean a written agreement entered into between a Participant and the Employer pursuant to the provisions of Section 3.

                  2.30 "SALARY DEFERRAL CREDITS" shall mean the amounts credited to the Participant's Deferred Compensation Account by the Employer pursuant to the provisions of Section 3.

                  2.31 "SERVICE" shall mean employment by the Employer as an Employee. If the Participant is an Independent Contractor, "Service" shall mean the period during which the contractual relationship exists between the Employer and the Participant.

                  2.32     "SPONSOR" shall mean Executive Benefit Services, Inc.

                  2.33 "SPOUSE" or "SURVIVING SPOUSE" shall mean, except as otherwise provided in the Plan, the legally married spouse or surviving spouse of a Participant.

                  2.34 "TRUST" shall mean the trust fund established pursuant to Section 10.2, if designated by the Employer in the Adoption Agreement.

                  2.35 "TRUSTEE" shall mean the trustee, if any, named in the agreement establishing the Trust and such successor or additional trustee as may be named pursuant to the terms of the agreement establishing the Trust.

                  2.36 "YEARS OF SERVICE" shall mean each Plan Year of Service completed by the Participant. For vesting purposes, Years of Service shall be calculated from the date designated in the Adoption Agreement.

                                        5

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                  SECTION 3.        CREDITS TO DEFERRED COMPENSATION ACCOUNT:

                  3.1 SALARY DEFERRAL CREDITS: To the extent provided in the Adoption Agreement, each Active Participant may elect, by entering into a Salary Deferral Agreement with the Employer, to reduce his Compensation from the Employer by a dollar amount or percentage specified in the Salary Deferral Agreement. The amount of the Participant's Salary Reduction Credit shall be credited by the Employer to the Deferred Compensation Account maintained for the Participant pursuant to Section 8. The following special provisions shall apply with respect to the Salary Deferral Credits of a Participant:

                  3.1.1 The Employer shall credit to the Participant's Deferred Compensation Account on each Adjustment Date an amount equal to the total Salary Reduction Credit for the period ending on such Adjustment Date.

                  3.1.2 An election pursuant to Section 3.1 shall be made by the Participant by executing and delivering a Salary Deferral Agreement to the Committee. The Salary Deferral Agreement shall become effective with respect to such Participant as of the first full payroll period commencing on or immediately following the January 1 which occurs after the date such Salary Deferral Agreement is received by the Committee; provided, that a Participant who first becomes a Participant in the Plan during a Plan Year may enter into a Salary Deferral Agreement to be effective as of the first payroll period next following the date he enters the Plan. A Participant's election shall continue in effect, unless earlier modified by the Participant, until the Service of the Participant is terminated, or, if earlier, until the Participant ceases to be an Active Participant under the Plan.

                  3.1.3 A Participant may unilaterally modify a Salary Deferral Agreement (either to increase or decrease the portion of his future Compensation which is subject to salary deferral within the percentage limits set forth in Section 3.1) by providing a written modification of the Salary Deferral Agreement to the Employer. The modification shall become effective as of the first full payroll period commencing on or immediately following the January 1 which occurs after the date such written modification is received by the Committee. The Participant may terminate the Salary Deferral Agreement effective as of the date designated in the Adoption Agreement.

                  3.1.4 The Committee may from time to time establish policies or rules governing the manner in which Salary Deferral Credits may be made.

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                  3.2      EMPLOYER MATCHING CREDITS: If designated by the
Employer in the Adoption Agreement, as of each Adjustment Date, the Employer shall cause the Committee to credit to the Deferred Compensation Account of each Participant an Employer matching credit in accordance with the Adoption Agreement.

                  3.3 EMPLOYER PERFORMANCE INCENTIVE CREDITS: If designated by the Employer in the Adoption Agreement, the Employer may credit to the Plan for such Plan Year any amount as the Board in its discretion shall determine. The Committee shall have the discretion to credit to the Deferred Compensation Account of each Active Participant an amount of the Employer Performance Incentive Credit for the Plan Year as directed by the Employer.

                  SECTION 4.        QUALIFYING DISTRIBUTION EVENTS:

                  4.1 DEATH OF A PARTICIPANT: If a Participant dies while in Service, the Employer shall pay a benefit to the Participant's Beneficiary in the amount designated in the Adoption Agreement. Payment of such benefit shall be made by the Employer pursuant to Section 6. If a Participant dies following his Retirement or termination of Service for any reason, including Disability, and before all payments to him under the Plan have been made, the balance of the Participant's vested Accrued Benefit shall be paid by the Employer to the Participant's Beneficiary pursuant to Section 6, and such balance shall be determined as of the commencement date of the payments.

                  4.2 DISABILITY: If a Participant suffers a Disability while in Service prior to his Normal Retirement Date, he shall terminate Service with the Employer as of the date of the establishment of his Disability, whereupon he shall commence receiving payment of his vested Accrued Benefit, determined as of the commencement date of the payments. Such benefit shall be paid by the Employer as provided in Section 6.

                  4.3 TERMINATION OF SERVICE: If the Service of a Participant with the Employer shall be terminated for any reason other than Retirement, Disability or death, his vested Accrued Benefit shall be paid to him by the Employer as provided in Section 6, and such

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Accrued Benefit shall be determined as of the commencement date of the payments.
If a Participant's Accrued Benefit is not fully vested at his termination of employment, he shall forfeit that portion of his Accrued Benefit that is not fully vested. If he subsequently returns to Service with the Employer, he shall be treated as a new Participant for purposes of determining the vested portion of his Accrued Benefit.

                  4.4      RETIREMENT:

                  4.4.1 NORMAL RETIREMENT: A Participant who is in Service shall be eligible to Retire from Service at his Normal Retirement Date and commence receiving payment of his Accrued Benefit, determined as of the commencement date of the payments. Payment of such benefit shall be made by the Employer pursuant to Section 6.

                  4.4.2 EARLY RETIREMENT: If so designated by the Employer in the Adoption Agreement, and subject to the requirements for early retirement set forth therein, a Participant may elect early retirement effective on any date prior to his Normal Retirement Date by filing 30 days' written notice with the Committee before such date. The Participant shall commence receiving payment of his Accrued Benefit determined as of the commencement date of the payments. Such benefit shall be paid by the Employer as provided in Section 6.

                  4.4.3 DELAYED RETIREMENT: If a Participant shall remain in Service following his Normal Retirement Date, his Retirement date shall be the date he actually terminates Service for reasons other than death or Disability, whereupon he shall commence receiving payment of his Accrued Benefit, determined as of the commencement date of the payments. Payment of such benefit shall be made by the Employer pursuant to Section 6. During the period that such Participant remains in Service pursuant to this Section 4.4.3, he shall continue to be a Participant for each Plan Year in which he meets the requirements therefor. If an Employee or Independent Contractor not otherwise a Participant becomes eligible to enter the Plan following his Normal Retirement Date, the provisions of this Section 4.4.3 shall apply in determining his Retirement date.

                  SECTION 5.        IN-SERVICE WITHDRAWALS:

                  5.1 REGULAR IN-SERVICE WITHDRAWALS: If the Employer designates in the Adoption Agreement that regular in-service withdrawals shall be permitted under the Plan, a Participant may make an irrevocable election in the Salary Deferral Agreement to withdraw a

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designated amount from his Deferred Compensation Account at the specified time or times designated by the Participant in the Salary Deferral Agreement, and the Participant's Regular In-Service Withdrawals Account shall be credited in an amount equal to the amount so designated for regular in-service withdrawals. The following special provisions shall apply with respect to the regular in-service withdrawals:

                  5.1.1 The Regular In-Service Withdrawals Account shall be established, adjusted for payments, credited with Salary Deferral Credits, Employer Matching Credits, and Employer Performance Incentive Credits, and credited or debited for deemed investment gains or losses in the same manner and at the same time as such adjustments are made to the Deferred Compensation Account under Section 8 and in accordance with the rules and elections in effect under Section 8.

                  5.1.2 Notwithstanding any provision in this Section 5 to the contrary, if Participant incurs a Qualifying Distribution Event prior to the date on which the entire balance of his Regular In-Service Withdrawals Account has been distributed to him, then the balance in the Regular In-Service Withdrawals Account on the date of the Qualifying Distribution Event shall be combined with the Participant's Deferred Compensation Account and distributed to him in the same manner and at the same time as his Deferred Compensation Account is distributed to him under Section 6 and in accordance with the rules and elections in effect under Section 6.

                  5.2 FINANCIAL HARDSHIP WITHDRAWALS: A distribution of the Deferred Compensation Account may be made to a Participant on account of financial hardship, subject to the following provisions:

                  5.2.1 A Participant may, at any time prior to his Retirement or termination of Service for any reason, including Disability, make application to the Committee to receive a distribution in a lump sum of all or a portion of the total vested amount credited to his Deferred Compensation Account (determined as of the date the distribution, if any, is made under this Section 5.2) because of an unforeseeable emergency that results in severe financial hardship to the Participant. A distribution because of an unforeseeable emergency shall not exceed the amount required to meet the immediate financial need created by the unforeseeable emergency and not otherwise reasonably available from other resources of the Participant. Examples of an unforeseeable emergency shall include but shall not be limited to those financial needs arising on account of a sudden or unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

                  5.2.2 The Participant's request for a distribution on account of financial hardship must be made in writing to the Committee. The request must specify the nature of the financial hardship, the total amount requested to be distributed from the Deferred Compensation Account, and the total amount of the actual expense incurred or to be incurred on account of financial hardship.

                  5.2.3 If a distribution under this Section 5.2 is approved by the Committee, such distribution will be made as soon as practicable following the date it is approved. The processing of the request shall be completed as soon as practicable from the date on which the Committee receives the properly completed written request for a distribution on account of a financial hardship. If a Participant's termination of Service occurs after a request is approved in accordance with this Section 5.2.3, but prior to distribution of the full amount approved, the approval of the request shall be automatically null and void and the benefits which the Participant is entitled to receive under the Plan shall be distributed in accordance with the applicable distribution provisions of the Plan. Only one financial hardship distribution shall be made within any Plan Year.

                  5.2.4 The Committee may from time to time adopt additional policies or rules governing the manner in which such distributions may be made so that the Plan may be conveniently administered.

                  5.3 "HAIRCUT" WITHDRAWALS: If the Employer designates in the Adoption Agreement that "haircut" withdrawals shall be permitted under the Plan, a Participant in Service may at his option make one or more withdrawals from his Deferred Compensation Account by written request to the Committee; provided, however, that a Participant who requests a withdrawal under this
Section 5.3 shall incur a penalty (the "haircut") equal to a percentage (not less than 10%), as designated by the Employer in the Adoption Agreement, of the amount withdrawn, and this penalty shall be forfeited from the Deferred Compensation Account of the Participant notwithstanding the provisions of
Section 7.

                  5.4 COLLEGE EDUCATION WITHDRAWALS: If the Employer designates in the Adoption Agreement that college education withdrawals shall be permitted under the Plan, a Participant may elect in the Salary Deferral Agreement for a designated percentage or dollar amount of the Salary Deferral Credits to be credited to a College Education Account to be used to fund the college education of the Participant's Eligible Dependent or Eligible Dependents. The College Education Account shall be divided into Dependent Subaccounts for each of the Participant's Eligible Dependents, and the Participant may designate in the Salary Deferral Agreement the percentage or dollar amount of each Salary Deferral Credit to be credited to each Dependent Subaccount; provided, however, that the minimum credit that a Participant may elect to make to any Dependent Subaccount is $1,000. In the absence of a clear designation, all credits made to the College Education Subaccount shall be equally allocated to each Dependent Subaccount. As soon as practicable after an Eligible Dependent of the Participant attains age 18, the Employer shall pay to the Participant the balance in the Dependent Subaccount with respect to such Eligible Dependent in annual installments over a period of four, five or six years, as designated by the Participant in the Salary Deferral Agreement. The following special provisions shall apply with respect to the Dependent Subaccounts:

                  5.4.1 The Dependent Subaccounts shall be established, adjusted for payments, credited with Salary Deferral Credits, Employer Matching Credits, and Employer Performance Incentive Credits, and credited or debited for deemed investment gains or losses in the same manner and at the same time as such adjustments are made to the Deferred Compensation Account under Section 8 and in accordance with the rules and elections in effect under Section 8.

                  5.4.2 Notwithstanding any provision in this Section 5 to the contrary, if Participant incurs a Qualifying Distribution Event prior to the date on which the entire balance of his College Education Account has been distributed to him, then the balance in the College Education Account on the date of the Qualifying Distribution Event shall be combined with the Participant's Deferred Compensation Account and distributed to him in the same manner and at the same time as his Deferred Compensation Account is distributed to him under Section 6 and in accordance with the rules and elections in effect under Section 6.

                  SECTION 6.        QUALIFYING DISTRIBUTION EVENTS PAYMENT
OPTIONS:

                  6.1 PAYMENT OPTIONS: The Employer shall designate in the Adoption Agreement the payment options available upon a Qualifying Distribution Event. Upon a Participant's entry into the Plan, the Participant shall elect among these designated payment options the method under which his vested Accrued Benefit or, in the event of his death, any benefit payable as a result, will be distributed; provided, however, that the Participant may change the method of payment with the consent of the Committee by filing a written election with the Committee at least one year prior to the commencement date of the payments.

                  6.2 PREPAYMENT: Notwithstanding any other provisions of this Plan, if a Participant or any other person (a "recipient") is entitled to receive payments under the Plan, the Committee in its sole discretion may direct the Employer to prepay all or any part of the payments remaining to be made to or on behalf of the recipient, or to shorten the payment period. The amount of such prepayment shall be in full satisfaction of the Employer's obligations hereunder to the recipient and to all persons claiming under or through the recipient with respect to the payments being prepaid. In the event of a partial prepayment, the Committee shall designate which installments are being prepaid and, if applicable, the accounts of the Participant from which such prepayments shall be debited. The Committee's determinations under this Section 6.2 shall be final and conclusive upon all parties claiming benefits under this Plan.

                  6.3 BENEFIT EXCHANGE: Notwithstanding any other provisions of this Plan, the Employer and the Participant may enter into an agreement under which, in lieu of the payment of the Participant's vested Accrued Benefit upon a Qualifying Distribution Event, the Participant's vested Accrued Benefit will be exchanged for another nonqualified benefit in accordance with rules established by the Committee.

                  SECTION 7.        VESTING:

                  A Participant shall be fully vested (that is, nonforfeitable) in the portion of his Deferred Compensation Account attributable to Salary Deferral Credits, and all income, gains and losses attributable thereto. A Participant shall become fully vested in the portion of his Deferred Compensation Account attributable to Employer Matching Credits, Employer Performance Incentive Credits, and income, gains and losses attributable thereto, on the first to occur of: (i) normal Retirement; (ii) Early Retirement;
(iii) death while in Service; or (iv) in accordance with the vesting schedule and provisions designated by the Employer in the Adoption Agreement.

                  SECTION 8.        ACCOUNT; DEEMED INVESTMENT; ADJUSTMENT OF
ACCOUNTS:

                  8.1 ACCOUNT: The Committee shall establish a book reserve account, entitled the "Deferred Compensation Account," on behalf of each Participant. Such account shall be adjusted pursuant to the provisions of
Section 8.3.

                  8.2 DEEMED INVESTMENTS: The Deferred Compensation Account of a Participant shall be credited with an investment return determined as if the account were invested in one or more investment funds made available by the Committee. The Participant shall elect the investment funds in which his Deferred Compensation Account shall be deemed to be invested. Such election shall be made in the manner prescribed by the Committee and shall take effect upon the entry of the Participant into the Plan. The investment election of the Participant shall remain in effect until a new election is made by the Participant. In the event the Participant fails for any reason to make an effective election of the investment return to be credited to his account, the investment return shall be determined by the Committee.

                  8.3 ADJUSTMENTS TO DEFERRED COMPENSATION ACCOUNTS: With respect to each Participant who has a Deferred Compensation Account under the Plan, the amount credited to such account shall be adjusted by the following debits and credits, at the times and in the order stated:

                  8.3.1 The Deferred Compensation Account shall be debited each business day with the total amount of any payments made from such account since the last preceding business day to him or for his benefit.

                  8.3.2 The Deferred Compensation Account shall be credited on each Adjustment Date with the total amount of any Salary Deferral Credits, Employer Matching Credits and Employer Performance Incentive Credits to such account since the last preceding Adjustment Date.

                  8.3.3 The Deferred Compensation Account shall be credited or debited on each day securities are traded on a national stock exchange with the amount of deemed investment gain or loss resulting from the performance of the investment funds elected by the Participant in accordance with Section 8.2. The amount of such deemed investment gain or loss shall be determined by the Committee and such determination shall be final and conclusive upon all concerned.

                  SECTION 9.        ADMINISTRATION BY COMMITTEE:

                  9.1 MEMBERSHIP OF COMMITTEE: The Committee shall consist of at least three individuals who shall be appointed by the Board to serve at the pleasure of the Board. Any member of the Committee may resign, and his successor, if any, shall be appointed by the Board. The Committee shall be responsible for the general administration and interpretation of the Plan and for carrying out its provisions, except to the extent all or any of such obligations are specifically imposed on the Board.

                  9.2 COMMITTEE OFFICERS; SUBCOMMITTEE: The members of the Committee shall elect a Chairman and may elect an acting Chairman. They shall also elect a Secretary and may elect an acting Secretary, either of whom may be but need not be a member of the Committee. The Committee may appoint from its membership such subcommittees with such powers as the Committee shall determine, and may authorize one or more of its members or any agent to execute or deliver any instruments or to make any payment on behalf of the Committee.

                  9.3 COMMITTEE MEETINGS: The Committee shall hold such meetings upon such notice, at such places and at such intervals as it may from time to time determine. Notice of meetings shall not be required if notice is waived in writing by all the members of the Committee at the time in office, or if all such members are present at the meeting.

                  9.4 TRANSACTION OF BUSINESS: A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by vote of a majority of those present at any such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent thereto signed by all of the members of the Committee.

                  9.5 COMMITTEE RECORDS: The Committee shall maintain full and complete records of its deliberations and decisions. The minutes of its proceedings shall be conclusive proof of the facts of the operation of the Plan.

                  9.6 ESTABLISHMENT OF RULES: Subject to the limitations of the Plan, the Committee may from time to time establish rules or by-laws for the administration of the Plan and the transaction of its business.

                  9.7 CONFLICTS OF INTEREST: No individual member of the Committee shall have any right to vote or decide upon any matter relating solely to himself or to any of his rights or benefits under the Plan (except that such member may sign unanimous written consent to resolutions adopted or other action taken without a meeting), except relating to the terms of his Salary Deferral Agreement.

                  9.8 CORRECTION OF ERRORS: The Committee may correct errors and, so far as practicable, may adjust any benefit or credit or payment accordingly. The Committee may in its discretion waive any notice requirements in the Plan; provided, that a waiver of notice in one or more cases shall not be deemed to constitute a waiver of notice in any other case. With respect to any power or authority which the Committee has discretion to exercise under the Plan, such discretion shall be exercised in a nondiscriminatory manner.

                  9.9 AUTHORITY TO INTERPRET PLAN: Subject to the claims procedure set forth in Section 16, the Plan Administrator and the Committee shall have the duty and discretionary authority to interpret and construe the provisions of the Plan and to decide any dispute which may arise regarding the rights of Participants hereunder, including the discretionary authority to construe the Plan and to make determinations as to eligibility and benefits under the Plan. Determinations by the Plan Administrator and the Committee shall apply uniformly to all persons similarly situated and shall be binding and conclusive upon all interested persons.

                  9.10 THIRD PARTY ADVISORS: The Committee may engage an attorney, accountant, actuary or any other technical advisor on matters regarding the operation of the Plan and to perform such other duties as shall be required in connection therewith, and may employ such clerical and related personnel as the Committee shall deem requisite or desirable in carrying out the provisions of the Plan. The Committee shall from time to time, but no less frequently than annually, review the financial condition of the Plan and determine the financial and liquidity needs of the Plan. The Committee shall communicate such needs to the Employer so that its policies may be appropriately coordinated to meet such needs.

                  9.11 COMPENSATION OF MEMBERS: No fee or compensation shall be paid to any member of the Committee for his Service as such.

                  9.12 EXPENSE REIMBURSEMENT: The Committee shall be entitled to reimbursement by the Employer for its reasonable expenses properly and actually incurred in the performance of its duties in the administration of the Plan.

                  9.13 INDEMNIFICATION: No member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf as a member of the Committee nor for any mistake of judgment made in good faith, and the Employer shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums for which are paid from the Employer's own assets), each member of the Committee and each other officer, employee, or director of the Employer to whom any duty or power relating to the administration or interpretation of the Plan may be delegated or allocated, against any unreimbursed or uninsured cost or expense (including any sum paid in settlement of a claim with the prior written approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud, bad faith, willful misconduct or gross negligence.

                  SECTION 10.       CONTRACTUAL LIABILITY; TRUST:

                  10.1 CONTRACTUAL LIABILITY: The obligation of the Employer to make payments hereunder shall constitute a contractual liability of the Employer to the Participant. Such payments shall be made from the general funds of the Employer, and the Employer shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to assure that such payments shall be made, and the Participant shall not have any interest in any particular assets of the Employer by reason of its obligations hereunder. To the extent that any person acquires a right to receive payment from the Employer, such right shall be no greater than the right of an unsecured creditor of the Employer.

                  10.2 TRUST: If so designated in Section 2.34 of the Adoption Agreement, the Employer may establish a Trust with the Trustee, pursuant to such terms and conditions as are set forth in the Trust Agreement. The Trust, if and when established, is intended to be treated as a grantor trust for purposes of the Code. The establishment of the Trust is not intended to cause Participants to realize current income on amounts contributed thereto, and the Trust shall be so interpreted and administered.

                  SECTION 11.       ALLOCATION OF RESPONSIBILITIES:

                  The persons responsible for the Plan and the duties and responsibilities allocated to each are as follows:

                  11.1     BOARD:

                           (i)      To amend the Plan;

                           (ii) To appoint and remove members of the Committee; and

                           (iii)    To terminate the Plan.

                  11.2     COMMITTEE:

                           (i)      To designate Participants;

                           (ii) To interpret the provisions of the Plan and to determine the rights of the Participants under the Plan, except to the extent otherwise provided in Section 16 relating to claims procedure;

                           (iii) To administer the Plan in accordance with its terms, except to the extent powers to administer the Plan are specifically delegated to another person or persons as provided in the Plan;

                           (iv) To account for the Accrued Benefits of Participants; and

                           (v) To direct the Employer in the payment of benefits.

                  11.3     PLAN ADMINISTRATOR:

                           (i) To file such reports as may be required with the United States Department of Labor, the Internal Revenue Service and any other government agency to which reports may be required to be submitted from time to time; and

                           (ii) To administer the claims procedure to the extent provided in Section 16.

                  SECTION 12.       BENEFITS NOT ASSIGNABLE; FACILITY OF
PAYMENTS:

                  12.1 BENEFITS NOT ASSIGNABLE: No portion of any benefit credited or paid under the Plan with respect to any Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void, nor shall any portion of such benefit be in any manner payable to any assignee, receiver or any one trustee, or be liable for his debts, contracts, liabilities, engagements or torts.

                  12.2 PAYMENTS TO MINORS AND OTHERS: If any individual entitled to receive a payment under the Plan shall be physically, mentally or legally incapable of receiving or acknowledging receipt of such payment, the Committee, upon the receipt of satisfactory evidence of his incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause any payment otherwise payable to him to be made to such person or institution so maintaining him.

Payment to such person or institution shall be in full satisfaction of all claims by or through the Participant to the extent of the amount thereof.

                  SECTION 13.       BENEFICIARY:

                  The Participant's beneficiary shall be the person or persons designated by the Participant on the beneficiary designation form provided by and filed with the Committee or its designee. If the Participant does not designate a beneficiary, the beneficiary shall be his Surviving Spouse. If the Participant does not designate a beneficiary and has no Surviving Spouse, the beneficiary shall be the Participant's estate. The designation of a beneficiary may be changed or revoked only by filing a new beneficiary designation form with the Committee or its designee. If a beneficiary (the "primary beneficiary") is receiving or is entitled to receive payments under the Plan and dies before receiving all of the payments due him, the balance to which he is entitled shall be paid to the contingent beneficiary, if any, named in the Participant's current beneficiary designation form. If there is no contingent beneficiary, the balance shall be paid to the estate of the primary beneficiary. Any beneficiary may disclaim all or any part of any benefit to which such beneficiary shall be entitled hereunder by filing a written disclaimer with the Committee before payment of such benefit is to be made. Such a disclaimer shall be made in a form satisfactory to the Committee and shall be irrevocable when filed. Any benefit disclaimed shall be payable from the Plan in the same manner as if the beneficiary who filed the disclaimer had died on the date of such filing.

                  SECTION 14.       AMENDMENT AND TERMINATION OF PLAN:

                  The Board may amend any provision of the Plan or terminate the Plan at any time; provided, that in no event shall such amendment or termination reduce any Participant's Accrued Benefit as of the date of such amendment or termination, nor shall any such amendment affect the terms of the Plan relating to the payment of such Accrued Benefit.

                  Notwithstanding the foregoing, the Plan shall be terminated upon the occurrence of one or more of the events designated in the Adoption Agreement. Upon the occurrence of a termination event, the Accrued Benefit of each Participant shall become fully vested and payable to the Participant in a lump sum.

                  SECTION 15.       COMMUNICATION TO PARTICIPANTS:

                  The Employer shall make a copy of the Plan available for inspection by Participants and their beneficiaries during reasonable hours at the principal office of the Employer.

                  SECTION 16.       CLAIMS PROCEDURE:

                  The following claims procedure shall apply with respect to the
Plan:

                  16.1 FILING OF A CLAIM FOR BENEFITS: If a Participant or beneficiary (the "claimant") believes that he is entitled to benefits under the Plan which are not being paid to him or which are not being accrued for his benefit, he shall file a written claim therefor with the Plan Administrator. In the event the Plan Administrator shall be the claimant, all actions which are required to be taken by the Plan Administrator pursuant to this Section 16 shall be taken instead by another member of the Committee designated by the Committee.

                  16.2 NOTIFICATION TO CLAIMANT OF DECISION: Within 90 days after receipt of a claim by the Plan Administrator (or within 180 days if special circumstances require an extension of time), the Plan Administrator shall notify the claimant of his decision with regard to the claim. In the event of such special circumstances requiring an extension of time, there shall be furnished to the claimant prior to expiration of the initial 90-day period written notice of the extension, which notice shall set forth the special circumstances and the date by which the decision shall be furnished. If such claim shall be wholly or partially denied, notice thereof shall be in writing and worded in a manner calculated to be understood by the claimant, and shall set forth: (i) the specific reason or reasons for the denial; (ii) specific reference to pertinent provisions of the Plan on which the denial is based;
(iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (iv) an explanation of the procedure for review of the denial. If the Plan Administrator fails to notify the claimant of the decision in timely manner, the claim shall be deemed denied as of the close of the initial 90-day period (or the close of the extension period, if applicable).

                  16.3 PROCEDURE FOR REVIEW: Within 60 days following receipt by the claimant of notice denying his claim, in whole or in part, or, if such notice shall not be given, within 60 days following the latest date on which such notice could have been timely given, the claimant shall appeal denial of the claim by filing a written application for review with the Committee. Following such request for review, the Committee shall fully and fairly review the decision denying the claim. Prior to the decision of the Committee, the claimant shall be given an opportunity to review pertinent documents and to submit issues and comments in writing.

                  16.4 DECISION ON REVIEW: The decision on review of a claim denied in whole or in part by the Plan Administrator shall be made in the following manner:

                  16.4.1 Within 60 days following receipt by the Committee of the request for review (or within 120 days if special circumstances require an extension of time), the Committee shall notify the claimant in writing of its decision with regard to the claim. In the event of such special circumstances requiring an extension of time, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the decision on review is not furnished in a timely manner, the claim shall be deemed denied as of the close of the initial 60-day period (or the close of the extension period, if applicable).

                  16.4.2 With respect to a claim that is denied in whole or in part, the decision on review shall set forth specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant, and shall cite specific references to the pertinent Plan provisions on which the decision is based.

                  16.4.3 The decision of the Committee shall be final and conclusive.

                  16.5 ACTION BY AUTHORIZED REPRESENTATIVE OF CLAIMANT: All actions set forth in this Section 16 to be taken by the claimant may likewise be taken by a representative of the claimant duly authorized by him to act in his behalf on such matters. The Plan Administrator and the Committee may require such evidence as either may reasonably deem necessary or advisable of the authority to act of any such representative.

                  SECTION 17.       MISCELLANEOUS PROVISIONS:

                  17.1 SET OFF: Notwithstanding any other provision of this Plan, the Employer may reduce the amount of any payment otherwise payable to or on behalf of a Participant hereunder by the amount of any loan, cash advance, extension of credit or other obligation of the Participant to the Employer that is then due and payable, and the Participant shall be deemed to have consented to such reduction.

                  17.2 NOTICES: Each Participant who is not in Service and each beneficiary shall be responsible for furnishing the Committee or its designee with his current address for the mailing of notices and benefit payments. Any notice required or permitted to be given to such Participant or beneficiary shall be deemed given if directed to such address and mailed by regular United States mail, first class, postage prepaid. If any check mailed to such address is returned as undeliverable to the addressee, mailing of checks will be suspended until the Participant or beneficiary furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification otherwise permitted to be given by posting or by other publication.

                  17.3 LOST DISTRIBUTEES: A benefit shall be deemed forfeited if the Plan Administrator is unable to locate the Participant or beneficiary to whom payment is due on or before the fifth anniversary of the date payment is to be made or commence; provided, that the deemed investment rate of return pursuant to Section 8.2 shall cease to be applied to the Participant's account following the first anniversary of such date; provided further, however, that such benefit shall be reinstated if a valid claim is made by or on behalf of the Participant or beneficiary for all or part of the forfeited benefit.

                  17.4 RELIANCE ON DATA: The Employer, the Committee and the Plan Administrator shall have the right to rely on any data provided by the Participant or by any beneficiary. Representations of such data shall be binding upon any party seeking to claim a benefit through a Participant, and the Employer, the Committee and the Plan Administrator shall have no obligation to inquire into the accuracy of any representation made at any time by a Participant or beneficiary.

                  17.5 RECEIPT AND RELEASE FOR PAYMENTS: Subject to the provisions of Section 17.1, any payment made from the Plan to or with respect to any Participant or beneficiary, or pursuant to a disclaimer by a beneficiary, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Plan and the Employer with respect to the Plan. The recipient of any payment from the Plan may be required by the Committee, as a condition precedent to such payment, to execute a receipt and release with respect thereto in such form as shall be acceptable to the Committee.

                  17.6 HEADINGS: The headings and subheadings of the Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

                  17.7 CONTINUATION OF EMPLOYMENT: The establishment of the Plan shall not be construed as conferring any legal or other rights upon any Employee or any persons for continuation of employment, nor shall it interfere with the right of the Employer to discharge any Employee or to deal with him without regard to the effect thereof under the Plan.

                  17.8 MERGER OR CONSOLIDATION: No employer-party to the Plan shall consolidate or merge into or with another corporation or entity, or transfer all or substantially all of its assets to another corporation, partnership, trust or other entity (a "Successor Entity") unless such Successor Entity shall assume the rights, obligations and liabilities of the employer-party under the Plan and upon such assumption, the Successor Entity shall become obligated to perform the terms and conditions of the Plan.

                  17.9 CONSTRUCTION: The Employer shall designate in the Adoption Agreement the state according to whose laws the provisions of the Plan shall be construed and enforced, except to the extent that such laws are superseded by ERISA.

                                                                EXHIBIT 10.6


[EXCESS PLAN LOGO]                        [EBS EXECUTIVE BENEFIT SERVICES LOGO]

                                  THE EXECUTIVE
                         NONQUALIFIED "EXCESS" PLAN(TM)

                       SERVICE AGREEMENT - COLI FINANCING

This agreement is between Executive Benefit Services, Inc. ("EBS"), a North Carolina corporation, located at 434 Fayetteville St., Ste. 1160, Raleigh N.C., 27601 and MERCER MUTUAL INSURANCE COMPANY, located at 10 N. HIGHWAY 31, P.O. BOX 278, PENNINGTON, NJ 08534 ("COMPANY"). Whereas, the COMPANY wishes to use the administrative services of EBS to provide plan level administration for The Executive Nonqualified "Excess" Plan(TM), hereinafter referred to as the "Plan".

NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto agree as follows:

1.0      PLAN IMPLEMENTATION:

         EBS will provide the following services in coordination with the servicing representative(s) to assist the COMPANY in the implementation of the Plan:

         a) Coordinate the preparation of the enrollment material, review executive communication and organize enrollment meetings and presentations.

         b) Coordinate and implement Plan financing (Investments, Corporate Owned Life Insurance).

         c) Review Plan documents to make sure they are coordinated with Plan administration capabilities.

         d) Coordinate with COMPANY representative(s) the transfer of data to EBS that is necessary to administer the plan.

2.0      PLAN LEVEL ADMINISTRATION:

         a)       Executive Level Administration Services:

                  (i)      Daily valuation of Excess Plan accounts.

                  (ii) Executive statements identifying their account values, asset allocation, share prices and supplemental supporting information.

                  (iii) Internet access to account values and asset allocations.

                  (iv) Toll free number for account inquiry during business hours.

         b)       Company Level Administration Services:

                  (i) EBS Internet access to view executive values and allocations.

                  (ii) Plan liability report to account for Deferred Compensation expense.

                  (iii) Plan financing report identifying plan assets, if corporate owned life insurance or securities managed by EBS is used.

                  (iv)     General payroll and accounting guidance as necessary.

3.0      CLIENT REPRESENTATIVES:

         a) COMPANY shall provide EBS the most recent copy of the Plan documents, Retirement Committee administrative procedures affecting the Plan and any such documents needed for EBS to administer the Plan.

         b) COMPANY shall provide EBS current participant data and other information as needed to perform its duties. All information provided to EBS by the COMPANY or its agents may be relied upon by EBS as being complete and accurate.

         c) COMPANY shall appoint one or more employees to act as a representative for the COMPANY to coordinate the administration of the Plan with EBS.

4.0      ACKNOWLEDGMENTS:

         a) EBS shall not be liable to the COMPANY for any damages arising out of EBS's duties under this agreement.

         b)       EBS does not provide legal or accounting advice.

         c) EBS may provide general information on the Employee Retirement Income Security Act of 1974 ("ERISA") but it is solely up to the client and its advisors on how the Plan is treated under ERISA. It is acknowledged and agreed that EBS is not the Plan Administrator or fiduciary of the Plan as those terms are defined in ERISA.

         d) EBS may provide general information on tax consequences of the Plan but it is solely the responsibility of the COMPANY to determine actual tax consequences associated with the Plan.

         e) EBS may provide general information as to Plan registration under the Securities Act of 1933. However, it is solely the responsibility of the COMPANY to determine whether registration is required.

         f) EBS may provide the COMPANY model documents but it is solely the responsibility of the COMPANY to determine whether documents are appropriate for the Plan.

5.0      TERM OF AGREEMENT:

         a) This Agreement shall commence as of the date of this Agreement and continue thereafter, subject to the right by either party to terminate such Agreement upon providing ninety (90) days written notice.

         B) EBS reserves the right to terminate this agreement for non-payment of any fees due by COMPANY to EBS.

         c) In the event COMPANY or EBS files a petition for bankruptcy, or loses any licenses required in order to perform the services contained herein, this Agreement shall be deemed to immediately terminate.

6.0      ADMINISTRATIVE SERVICES AND FEES:

         [X]      PLAN SET UP FEES*:

                  -    One Time Plan Set Up Fee:       $    500.00

                  -    Per Enrollment Packet Fee:      $      5.00

                  * PLAN SET UP FEES ARE NONREFUNDABLE.

         [X]      ANNUAL RECORD KEEPING FEES: (BILLED QUARTERLY)

                  -    Plan Record Keeping Fee:        $  1,000.00

                  -    Participant Fee:         # OF ACTIVE PARTICIPANTS
                                                first      next        next
                                               1 - 25    26 - 100     100 +
                                              $100.00   $   75.00    $50.00

            OPTIONAL FEATURES:                        CUSTOMIZED WORK:

[ ]   Statements mailed to residences   [ ]   Billed hourly at $100.00 per hour.
      ($1.00 each statement mailed)

[X]   Corporate reports provided        [ ]   Fixed fee negotiated in advance.
      quarterly

THE FEES LISTED ARE ANNUAL FEES AND ARE BILLED QUARTERLY AND DUE WITHIN 30 DAYS. A 25% DISCOUNT PER PARTICIPANT APPLIES SHOULD THE EMPLOYER ELECT SEMI-ANNUAL STATEMENTS. THIS DISCOUNT DOES NOT APPLY TO THE ANNUAL ADMINISTRATIVE FEE.

7.0      ASSET MANAGEMENT: (PLEASE CHOOSE ONE OPTION)

         [ ] COMPANY WILL MANAGE SUPPORTING ASSETS. It will be the responsibility of COMPANY to monitor the relationship between the Plan Liability portfolio and the supporting asset portfolio. EBS will provide COMPANY with an Allocation Comparison report on a quarterly basis. COMPANY will contact the institution holding the assets and direct fund transfers as it deems appropriate.

         [X] EBS WILL MANAGE SUPPORTING ASSETS. By checking this box and signing this form, COMPANY gives EBS the authority to direct asset fund transfers in an attempt to maintain a balance between the overall asset and liability portfolios. An "attempt to maintain a balance" does not mean that the asset portfolio will always mirror the liability portfolio. The relationship between the asset and liability portfolios will be monitored monthly and adjustments to the assets will be made. No action will be taken by EBS unless a fund is off balance by more than 5%. Confirmation statements will be generated and mailed to COMPANY by the asset institution after every asset fund transfer.

8.0      STATEMENT OF SPONSORED CONTRIBUTIONS/BILLINGS:

         [ ] By checking this box the COMPANY elects not to receive billing statements from Principal Life Insurance Company for Corporate Owned Life Insurance premiums. Instead, participants' periodic salary deferrals define COMPANY contributions.

CHOICE OF LAW: This Agreement will be governed by the laws of the State of North Carolina.

IN WITNESS WHEREOF, this Agreement is executed at _______________________,
                                                           ( City )

__________ .       This ________ day of _______________________,   ___________ .
 ( State )               ( Day )               ( Month )             ( Year)

____________________________________       _____________________________________
      ( Signature of COMPANY )                      ( Signature of EBS )

____________________________________       _____________________________________
            (Title)                                       (Title)

[EBS EXECUTIVE BENEFIT SERVICES LOGO]

                     THE EXECUTIVE NONQUALIFIED EXCESS PLAN

                                 TRUST AGREEMENT

                                       (C) 2000 EXECUTIVE BENEFIT SERVICES, INC.

                                TABLE OF CONTENTS

                                                                                                                   Page
                                                                                                                   ----
Section 1.     Trust Fund........................................................................................    2
   1.1    Definitions and Construction...........................................................................    2
   1.2    Trust Fund.............................................................................................    2
   1.3    Non-diversion of Funds.................................................................................    2

Section 2.     Investment and Administration.....................................................................    3
   2.1    Collection of Contributions............................................................................    3
   2.2    General................................................................................................    3
   2.3    Appointment of Investment Manager......................................................................    3
   2.4    Investment Decisions...................................................................................    4
   2.5    Investment in Short-Term Obligation....................................................................    5
   2.6    Trustee's Administrative Authority.....................................................................    5
   2.7    Substitution of Assets.................................................................................    7

Section 3.     Trustee and Committee.............................................................................    8
   3.1    Committee..............................................................................................    8
   3.2    Trustee's Reliance.....................................................................................    8
   3.3    Legal Counsel..........................................................................................    8
   3.4    Liability Under the Plan...............................................................................    8

Section 4.     Distributions from the Trust Fund.................................................................    9
   4.1    General................................................................................................    9
   4.2    Direction by the Committee.............................................................................    9
   4.3    Method of Payment......................................................................................    9
   4.4    Special Distributions..................................................................................   10
   4.5    Payments to Employer...................................................................................   10

Section 5.     Trustee's and Committee's Responsibilities........................................................   10
   5.1    General Standard of Care...............................................................................   10
   5.2    No Liability for Acts of Others........................................................................   11

Section 6.     Trustee's Accounts................................................................................   11
   6.1    Accounts...............................................................................................   11
   6.2    Valuation of Trust Fund................................................................................   11
   6.3    Reports to the Committee...............................................................................   11
   6.4    Right of Judicial Settlement...........................................................................   12
   6.5    Enforcement of Agreement...............................................................................   12

Section 7.     Taxes; Compensation of Trustee....................................................................   12
   7.1    Taxes..................................................................................................   12
   7.2    Compensation of Trustee; Expenses......................................................................   12

Section 8.     Resignation and Removal of Trustee................................................................   13
   8.1    Resignation or Removal of Trustee......................................................................   13
   8.2    Appointment of Successor...............................................................................   13
   8.3    Succession.............................................................................................   13
   8.4    Successor Bound by Agreement...........................................................................   14

Section 9.     Trustee Responsibility Regarding Payments to Trust Beneficiaries When
               Employer Is Insolvent.............................................................................   14
   9.1    Direction..............................................................................................   14
   9.2    Insolvency.............................................................................................   14
   9.3    Resumption of Payments.................................................................................   14

Section 10.    Amendment and Irrevocability......................................................................   15

Section 11.    Miscellaneous.....................................................................................   15
   11.1   Binding Effect; Assignability..........................................................................   15
   11.2   Governing Law..........................................................................................   16
   11.3   Notices................................................................................................   16
   11.4   Severability...........................................................................................   16
   11.5   Waiver.................................................................................................   17
   11.6   Non-Alienation.........................................................................................   17
   11.7   Headings...............................................................................................   17
   11.8   Construction of Language...............................................................................   17
   11.9   Counterparts...........................................................................................   17

                     THE EXECUTIVE NONQUALIFIED EXCESS PLAN
                                 TRUST AGREEMENT

                  THIS TRUST AGREEMENT, made as of the 1st day of June, 2002, by and between MERCER MUTUAL INSURANCE COMPANY ("Employer") and BANKERS TRUST COMPANY ("Trustee").

                              W I T N E S S E T H :

                  WHEREAS, the Employer has adopted The Executive Nonqualified Excess Plan (the "Plan") to provide benefits for certain participants of the Employer and its designated affiliates; and

                  WHEREAS, the Employer wishes to establish a Trust Fund (as hereinafter defined) to aid it in accumulating the amounts necessary to satisfy its contractual liability to pay benefits under the terms of the Plan; and

                  WHEREAS, the Employer presently intends to make contributions to this Trust Fund from time to time to be applied in payment of the Employer's obligations under the Plan; and

                  WHEREAS, the Employer is obligated to pay all benefits from its general assets to the extent not paid by this Trust Fund, and the establishment of this Trust Fund shall not reduce or otherwise affect the Employer's continuing liability to pay benefits from such assets, except that the Employer's liability shall be offset by actual benefit payments made from this Trust Fund;

                  WHEREAS, the trust established by this Agreement is intended to be a "grantor trust" with the result that the corpus and income of the trust be treated as assets and income of the Employer pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the "Code"); and

                  WHEREAS, the Employer intends that the Trust Fund shall at all times be subject to the claims of its creditors as herein provided and that the Plan not be deemed funded within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), solely by virtue of the existence of this Trust;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Employer and the Trustee hereby agree as follows:

                  Section 1.        Trust Fund:

                  1.1 Definitions and Construction. Unless the context of this Agreement clearly indicates otherwise, the terms defined in the Plan shall, when used herein, have the same meaning as in the Plan. The headings in this Agreement are used for the convenience of reference only and are to be ignored in any constructions of the provisions hereof.

                  1.2 Trust Fund. The Employer hereby establishes with the Trustee a trust, pursuant to the Plan, in which may be deposited such sums of money as shall from time to time be paid or delivered to or deposited with the Trustee by or with the approval of the Employer in accordance with terms of the Plan. Neither the Trustee nor any Plan participant or beneficiary shall have the right to compel such deposits. All such deposits, all investments and reinvestments thereof and all earnings, appreciation and additions allocable thereto, less losses, depreciation and expenses allocable thereto and any payments made therefrom as authorized under the Plan or this Agreement shall constitute the "Trust Fund." The Trust Fund shall be held, managed and administered by the Trustee, IN TRUST, and dealt with in accordance with the provisions of this Agreement and in accordance with any funding policy or guidelines established under the Plan that are communicated in writing to the Trustee.

                  1.3 Non-diversion of Funds. Notwithstanding anything to the contrary contained in this Agreement or any amendment thereto, no part of the Trust Fund other than such expenses, fees, indemnities and taxes properly charged to the Trust Fund under the Plan or this Agreement shall be used for or diverted to purposes other than for the exclusive benefit of Plan participants and their beneficiaries; provided, however, that the Trust Fund shall at all times be subject to the claims of the general creditors of the Employer. Any rights created under the Plan and this Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Employer.

                  Section 2.        Investment and Administration:

                  2.1 Collection of Contributions. The Trustee shall have no authority over and shall have no responsibility for the administration of the Plan. The Trustee shall be under no duty to enforce the payment of any contribution to the Trust Fund and shall not be responsible for the adequacy of the Trust Fund to satisfy any obligations for benefits expenses and liabilities under the Plan. In addition to making contributions, the Employer, through the Committee, shall furnish the Trustee with such information and data relative to the Plan as is necessary for the proper administration of the Trust Fund.

                  2.2 General. The Trust Fund shall be held by the Trustee and shall be invested and reinvested as hereinafter provided in this Section 2, without distinction between principal and income and without regard to the restrictions of the laws of any jurisdiction relating to the investment of trust funds.

                  2.3 Appointment of Investment Manager. (a) The Committee may, in its discretion, appoint an investment manager ("Investment Manager") to direct the investment and reinvestment of all or any portion of the Trust Fund. Any such Investment Manager shall either (i) be registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act"); (ii) be a bank, as defined in the Investment Advisers Act; or (iii) be an insurance company qualified to perform investment services under the laws of more than one state.

                  (b) The Committee shall give written notice to the Trustee of the appointment of an Investment Manager pursuant to Section 2.3(a). Such notice shall include: (i) a specification of the portion of the Trust Fund to which the appointment applies; (ii) a certification by the Committee that the Investment Manager satisfies the requirements of Section 2.3(a)(i), (ii) or (iii); (iii) a copy of the instruments appointing the Investment Manager and evidencing the Investment Manager's acceptance of the appointment; (iv) directions as to the manner in which the Investment Manager is authorized to give instructions to the Trustee, including the persons authorized to give instructions and the number of signatures required for any written instruction; (v) an acknowledgment by the Investment Manager that it is a fiduciary of the Plan; and (vi) if applicable, a certificate evidencing the Investment Manager's current registration under the Investment Advisers Act. For purposes of this Agreement, the appointment of an

         Investment Manager pursuant to this Section 2.3 shall become effective as of the effective date specified in such notice, or, if later, as of the date on which the Trustee receives proper notice of such appointment.

                  (c) The Committee shall give written notice to the Trustee of the resignation or removal of an Investment Manager previously appointed pursuant to this Section 2.3. From and after the date on which the Trustee receives such notice, or, if later, the effective date of the resignation or removal specified in such notice, the Committee shall be responsible, in accordance with Section 2.4, for the investment and reinvestment of the portion of the Trust Fund theretofore managed by such Investment Manager, until such time as a successor Investment Manager has been duly appointed pursuant to this
         Section 2.3.

                  2.4 Investment Decisions. (a) The Trustee shall invest and reinvest the Trust Fund in accordance with the directions of the Committee, or, to the extent provided in Section 2.3, in accordance with the directions of an Investment Manager. The Trustee shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to such directions nor to make any recommendation with respect to the disposition or continued retention of any such investment. The Trustee shall have no liability or responsibility for its action or inaction pursuant to the direction of, or its failure to act in the absence of directions from, the Committee or an Investment Manager, except to the extent provided in Section 5.2. The Employer hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim or liability which may be asserted against the Trustee by reason of any action or inaction by it pursuant to a direction by the Committee or by an Investment Manager or failing to act in the absence of any such direction.

                  (b) The Committee or an Investment Manager appointed pursuant to Section 2.3 may, at any time and from time to time, issue orders for the purchase or sale of securities directly to a broker; and in order to facilitate such transaction, the Trustee upon request shall execute and deliver appropriate trading authorizations. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Committee or the Investment Manager, and the execution of each such order shall be confirmed by written advice to the Trustee by the broker. Such notification shall be authority for the Trustee to pay for securities purchased against receipt thereof and to deliver securities sold against payment therefor, as the case may be.

                  (c) To the extent that neither the Committee nor an Investment Manager furnishes directions as to the investment of the Trust Fund, the Trustee shall invest and reinvest the Trust Fund in any savings account, time or other interest-bearing deposit in or other interest-bearing obligation of any one or more savings banks, savings and loan associations, banks or other financial institutions.

                  2.5 Investment in Short-Term Obligation. Notwithstanding any provisions of this Section 2 to the contrary, the Trustee, in its sole discretion or in consultation with the Committee, may retain uninvested cash or cash balances, in whatever portion of the Trust Fund that it may deem advisable, without being required to pay interest thereon. Pending investment, the Trustee, in its sole discretion, may temporarily invest any funds held or received by it for investment in an investment fund established to invest funds held thereunder in commercial paper or in obligations of, or guaranteed by, the United States government or any of its agencies.

                  2.6 Trustee's Administrative Authority. (a) In addition to and not by way of limitation of any other powers conferred upon the Trustee by law or by other provisions of this Agreement, but subject to the provisions of Section 1.3 and this Section 2, the Trustee is authorized and empowered:

                           (i) to invest and reinvest part or all of the Trust Fund in accordance with funding policies which may be established by the Committee from time to time in such assets as the Trustee deems appropriate (including common and preferred stocks of the Employer), bonds, debentures, mutual fund shares, notes, commercial paper, treasury bills, options, partnership interests, venture capital investments, any common, commingled, collective trust funds or pooled investment funds (including such funds for which the Trustee serves as investment manager), contracts and policies issued by an insurance company, any interest bearing deposits held by any bank of similar financial institution, and any other real or personal property;

                           (ii) in accordance with directions from the Committee, to apply for, pay premiums on and maintain in force on the lives of Plan participants, individual ordinary or individual or group term or universal life insurance policies, variable universal life insurance policies, survivorship life insurance policies or annuity policies ("policies") and to have with respect to such policies all of the rights, powers, options, privileges and benefits usually comprised in the term "incidents of ownership" and normally vested in an owner of such policies;

                           (iii) to sell, exchange, convey, transfer or dispose of and also to grant options with respect to any property, whether real or personal, at any time held by it, and any sale may be made by private contract or by public auction, and for cash or upon credit, or partly for cash and partly upon credit, and no person dealing with the Trustee shall be bound to see the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

                           (iv) to retain, manage, operate, repair and rehabilitate and to mortgage or lease for any period any real estate held by it and, in its discretion, cause to be formed any corporation or trust to hold tile to any such real property;

                           (v) to vote in person or by proxy on any stocks, bonds, or other securities held by it, including any shares of mutual funds held by it, to exercise any options appurtenant to any stocks, bonds or other securities for the conversion thereof into other stocks, bonds or securities, or to exercise any rights to subscribe for additional stocks, bonds or other securities and to make any and all necessary payment therefor and to enter into any voting trust;

                           (vi) with respect to any investment, to join in, dissent from, or oppose any action or inaction of any corporation, or of the directors, officers or stockholders of any corporation, including, without limitation, any reorganization, recapitalization, consolidation, liquidation, sale or merger;

                           (vii) to settle, adjust, compromise, or submit to arbitration any claims, debts or damages due or owing to or from the Trust Fund; and

                           (viii) to deposit any property with any protective, reorganization or similar committee, to delegate power thereto and to pay and agree to pay part of its expenses and compensation and any assessments levied with respect to any property so deposited.

         In exercising such powers with respect to any portion of the Trust Fund that is invested pursuant to directions of the Committee or of an Investment Manager, the Trustee shall act in accordance with directions provided by the Committee or Investment Manager. The Trustee shall be under no duty or obligation to review any action to be taken, nor to recommend any action, pursuant to this Section 2.6(a) with respect to any portion of the Trust Fund that is under the direction of the Committee or an Investment Manager. The Trustee shall have no liability or responsibility for its action or inaction pursuant to the direction of, or its failure to act in the absence of directions from, the Committee or an Investment Manager, except to the extent provided in
         Section 5.2. The Employer hereby agrees to indemnify the Trustee and hold it harmless from and defend it against any claim or liability which may be asserted against the Trustee by reason of any action or inaction by it pursuant to a direction given by the Committee or by an Investment Manager or failing to act in the absence of any such direction.

                  (b) In addition to and not by way of limitation of any other powers conferred upon the Trustee by law or other provisions of this Agreement, but subject to Section 1.3 and this Section 2, the Trustee is authorized and empowered, in its discretion:

                           (i) to commence or defend suits or legal proceedings, and to represent the Trust Fund in all suits or legal proceedings in any court or before any other body or tribunal;

                           (ii) to register securities in its name or in the name of any nominee or nominees with or without indication of the capacity in which the securities shall be held, or to hold securities in bearer form;

                           (iii) to borrow or raise monies for the purposes of the Trust from any lender, except the Trustee, in its individual capacity, and for any sum so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Trust Fund, and no person lending money to the Trustee shall be bound to see the application of the money loaned or to inquire into the validity, expediency of propriety of any such borrowing;

                           (iv) to make distributions in cash upon the direction of the Committee;

                           (v) to withhold the appropriate amount of taxes from a participant's distribution as directed by the Committee;

                           (vi) to employ such agents, brokers, counsel and accountants as the Trustee shall deem advisable and to be reimbursed by the Employer for their reasonable expenses and compensation;

                           (vii) to make, execute, acknowledge, and deliver any and all deeds, leases, assignments and instruments; and

                           (viii) generally to do all acts which the Trustee may deem necessary or desirable for the administration and protection of the Trust Fund.

         Notwithstanding any powers granted to the Trustee pursuant to this Agreement or by applicable law, the Trustee shall not have any power that could give the Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Treasury Regulations promulgated pursuant to the Code.

                  2.7 Substitution of Assets. The Employer shall have the right at any time, in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust.

This right is exercisable by the Employer in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

                  Section 3.        Trustee and Committee:

                  3.1 Committee. The Employer shall certify to the Trustee the names and specimen signatures of the members of the Committee appointed by the Employer to administer the Plan and give directions to the Trustee. Such certification shall include directions as to the number of signatures required for any communication or direction to the Trustee. The Employer shall promptly give notice to the Trustee of changes in the membership of the Committee. The Committee may also certify to the Trustee the name of any person, together with a specimen signature of any such person who is not a member of the Committee, authorized to act for the Committee in relation to the Trustee. The Committee shall promptly give notice to the Trustee of any change in any person authorized to act on behalf of the Committee. For all purposes under this Agreement, until any such notice is received by the Trustee, the Trustee shall be fully protected in assuming that the membership of the committee and the authority of any person certified to act in its behalf remain unchanged.

                  3.2 Trustee's Reliance. The Trustee may rely and act upon any certificate, notice or direction of the Committee, or of a person authorized to act on its behalf, or of the Employer or of an Investment Manager which the Trustee believes to be genuine and to have been signed by the person or persons duly authorized to sign such certificate, notice, or direction.

                  3.3 Legal Counsel. The Trustee may consult with legal counsel (who may be counsel to the Employer) and may charge the expense to the Employer concerning any questions which may arise under this Agreement, and the opinions of such counsel shall be full and complete protection with respect to any action taken, or omitted, by the Trustee hereunder in good faith in accordance with the opinion of such counsel.

                  3.4 Liability Under the Plan. The duties and obligations of the Trustee shall be limited to those expressly set forth in this Agreement, notwithstanding any reference herein to the Plan. Notwithstanding any other provision of this Trust Agreement, the Trustee and its officers, directors and agents hereunder shall be indemnified and held harmless by the Employer and the Fund to the fullest extent permitted by law against any and all costs, damages, expenses and liabilities including, but not limited to, attorneys' fees and disbursements reasonably incurred by or imposed upon it in connection with any claim made against it or in which it may be involved by reason of it being, or having been, a Trustee hereunder, to the extent such amounts are not satisfied by fiduciary liability insurance that may or may not be maintained by the Employer.

                  Section 4.        Distributions from the Trust Fund:

                  4.1 General. The Trustee shall make payments from the Trust Fund in such amounts, at such times, and to such persons as the Committee may, from time to time, direct.

                  4.2 Direction by the Committee. (a) A direction by the Committee to make a distribution from the Trust Fund shall:

                           (i)      be made in writing;

                           (ii) specify the amount of the payment to be distributed, the date such payment is to be made, the person to whom payment is to be made, and the address to which the payment is to be sent; and

                           (iii) be deemed to certify to the Trustee that such direction and any payment pursuant thereto are authorized under the terms of the Plan.

                  (b) The Trustee shall be entitled to rely conclusively on the Committee's certification of its authority to direct a payment without independent investigation. The Trustee shall have no liability to any person with respect to payments made in accordance with the provisions of this Section 4.

                  4.3 Method of Payment. Payments of money by the Trustee may be made by its check payable to the order of the payee designated by the Committee and mailed to the payee in care of the Employer. The Trustee shall provide for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Employer.

                  4.4 Special Distributions. Notwithstanding any other provision of this Trust Agreement to the contrary, if at any time (i) the Trust is finally determined by the Internal Revenue Service (the "IRS") not to be a "grantor trust," with the result that the income of the Trust Fund is not treated as income of the Employer pursuant to Sections 671 through 679 of the Code, (ii) a federal tax is finally determined by the IRS to be payable by the Trust beneficiaries, or (iii) the Trustee receives an opinion of counsel satisfactory to it to the effect that it is likely that the IRS will determine that a tax will be payable by the Trust beneficiaries as described in (ii) and it is likely that such determination will be upheld, then the Trust shall immediately terminate and the assets paid as soon as practicable by the Trustee to the Trust beneficiary as directed by the Committee.

                  4.5 Payments to Employer. Except as expressly provided herein, the Employer shall have no right or power to direct the Trustee to return to the Employer any of the Trust Fund before all payments of benefits have been made pursuant to the Plan. However, if the Trustee determines that the value of the assets of the Trust Fund are in excess of ___% (INSERT DESIRED PERCENTAGE GREATER THAN 100%) of the amount required to pay the benefits provided under the terms of the Plan, then such excess assets, including both principal and income, shall be returned to the Employer.

                  Section 5.  Trustee's and Committee's Responsibilities:

                  5.1 General Standard of Care. The Trustee, the members of the Committee and any Investment Manager shall at all times discharge their duties with respect to the Trust Fund solely in the interest of the Plan participants and their beneficiaries and with the care, skill, prudence, and diligence that, under the circumstances prevailing, a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                  5.2 No Liability for Acts of Others. No "fiduciary" (as such term is defined in Section 3(21) of ERISA) under this Agreement shall be liable for an act or omission of another person in carrying out any fiduciary responsibility where such fiduciary responsibility is allocated to such other person by this Agreement or pursuant to a procedure established in this Agreement.

                  Section 6.        Trustee's Accounts:

                  6.1 Accounts. The Trustee shall keep accurate and detailed accounts of all investments, reinvestments, receipts and disbursements, and other transactions hereunder, and all such accounts and the books and records relating thereto shall be open to inspection at all reasonable times by the Employer or the Committee or persons designated by them.

                  6.2 Valuation of Trust Fund. The Trustee shall value or cause to be valued the Trust Fund as of the last business day of each calendar quarter ("Valuation Date"), and shall report to the Committee the value of the Trust Fund as of such date, within a reasonable time after the first day of the month next succeeding each Valuation Date.

                  6.3 Reports to the Committee. (a) Within sixty (60) days following the last day of each fiscal year of the Trust, and within sixty (60) days following the effective date of the resignation or removal of the Trustee as provided in Section 8.1, the Trustee shall render to the Committee a written account setting forth all investments, receipts, disbursements and other transactions affecting the Trust Fund or any investment fund, which account shall be signed by the Trustee and mailed to the Committee.

                  (b) The Committee shall notify the Trustee in writing of any objection or exception to an account so rendered not later than ninety (90) days following the date on which the Account was mailed to the Committee, whereupon the Committee and the Trustee shall cooperate in resolving such objection or exception.

                  (c) If the Committee has not communicated in writing to the Trustee within ninety (90) days following the mailing of the account to the Committee any exception or objection to the account, the account shall become an account stated at the end of such ninety (90) day period. If the Committee does communicate such an exception or objection, as to which it later becomes satisfied, the Committee shall thereupon indicate in writing its approval of the account, or of the account as amended, and the account shall thereupon become an account stated.

                  (d) Whenever an account shall have become an account stated as aforesaid, such account shall be deemed to be finally settled and shall be conclusive upon the Trustee, the Employer and all persons having or claiming to have any interest in the Trust Fund or under the Plan, and the Trustee shall be fully and completely discharged and released to the same extent as if the account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Employer, and all persons having or claiming to have any interest in the Trust Fund or under the Plan were parties.

                  6.4 Right of Judicial Settlement. Notwithstanding the provisions of Section 6.3, the Trustee, the Committee, and the Employer, or any of them, shall have the right to apply at any time to a court of competent jurisdiction for the judicial settlement of the Trustee's account. In any such case, it shall be necessary to join as parties thereto only the Trustee, the Committee and the Employer; and any judgment or decree which may be entered therein shall be conclusive upon all persons having or claiming to have any interest in the Trust Fund or under the Plan.

                  6.5 Enforcement of Agreement. To protect the Trust Fund from expenses which might otherwise be incurred, the Employer and the Committee shall have authority, either jointly or severally, to enforce this Agreement on behalf of all persons claiming any interest in the Trust Fund or under the Plan, and no other person may institute or maintain any action or proceeding against the Trustee or the Trust Fund in the absence of written authority from the Committee or a judgment of a court of competent jurisdiction that in refusing authority the Committee acted fraudulently or in bad faith.

                  Section 7.        Taxes; Compensation of Trustee:

                  7.1 Taxes. Any taxes that may be imposed upon the Trust Fund or the income therefrom shall be deducted from and charged against the Trust Fund.

                  7.2 Compensation of Trustee; Expenses. The Trustee shall receive for its services hereunder such compensation as may be agreed upon in writing from time to time by the Employer and the Trustee and shall be reimbursed for its reasonable expenses, including counsel fees, incurred in the performance of its duties hereunder. The Trustee shall deduct from and charge against the Trust Fund such compensation and all such expenses unless previously paid by the Employer.

                  Section 8.        Resignation and Removal of Trustee:

                  8.1 Resignation or Removal of Trustee. The Trustee may resign as trustee hereunder at any time by giving sixty (60) days prior written notice to the Employer. Notwithstanding the preceding, the Trustee may resign immediately upon the occurrence of an unusual event which in the sole discretion of the Trustee affects the viability of the Employer and in such event the Employer shall promptly appoint a qualified successor trustee. The Employer may remove the Trustee as trustee hereunder at any time by giving the Trustee prior written notice of such removal, which shall include notice of the appointment of a successor trustee. Such removal shall take effect not earlier than sixty (60) days following receipt of such notice by the Trustee unless otherwise agreed upon by the Trustee and the Employer.

                  8.2 Appointment of Successor. In the event of the resignation or removal of the Trustee, a successor trustee shall be appointed by the Employer. Except as is otherwise provided in Section 8.1, such appointment shall take effect upon delivery to the Trustee of an instrument so appointing the successor and an instrument of acceptance executed by such successor, both of which instruments shall be duly acknowledged before a notary public. If within sixty (60) days after notice of resignation shall have been given by the Trustee a successor shall not have been appointed as aforesaid, the Trustee may apply to any court of competent jurisdiction for the appointment of such successor.

                  8.3 Succession. (a) Upon the appointment of a successor hereunder, the Trustee shall transfer and deliver the Trust Fund to such successor; provided, however, that the Trustee may reserve such sum of money as it shall in its sole and absolute discretion deem advisable for payment of its fees and all expenses including counsel fees in connection with the settlement of its account, and any balance of such reserve remaining after the payment of such charges shall be paid over to the successor trustee. If such reserve shall be insufficient to pay such charges, the Trustee shall be entitled to recover the amount of any deficiency from the Employer, from the successor trustee, or from both.

                  (b) Upon the completion of the succession and the rendering of its final accounts, the Trustee shall have no further responsibilities whatsoever under this Agreement.

                  8.4 Successor Bound by Agreement. All the provisions of this Agreement shall apply to any successor trustee with the same force and effect as if such successor had been originally named herein as the trustee hereunder.

                  Section 9. Trustee Responsibility Regarding Payments to Trust Beneficiaries When Employer Is
                                    Insolvent:

                  9.1 Direction. The Board of Directors and the chief executive officer of the Employer shall have the duty to inform the Trustee in writing if the Employer becomes Insolvent, as hereinafter defined. If the Trustee receives any written certification signed under penalties of perjury by any person other than the Board of Directors or the chief executive officer of the Employer that the Employer has become Insolvent, the Employer shall be deemed to be Insolvent for purposes of this Section 9. When the Trustee has been so informed by the Board of Directors or the chief executive officer of the Employer, or has received such certification from another person, the Trustee shall immediately discontinue payments of benefits to Trust Beneficiaries and of net income to the Employer, and shall hold the assets of the Trust for the benefit of the Employer's general creditors. Nothing in this Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of the Employer with respect to benefits due under the Plan. During the continuance of the Trust, the fees and expenses of the Trustee shall be paid from the Trust Fund if not paid by the Employer or any successor trustee (including a regulatory agency).

                  9.2 Insolvency. The Employer shall be considered Insolvent for purposes of this Section 9 if: (i) the Employer is unable to pay its debts as they become due; or (ii) the Employer is determined to be insolvent by any agency having regulatory authority over the Employer.

                  9.3 Resumption of Payments. The Trustee shall resume the payment of benefits to Plan participants or their beneficiaries only after the Trustee has determined that the Employer is not Insolvent (or is no longer Insolvent). If the Trustee discontinues the payment of benefits from the Trust pursuant to Section 9.1 hereof, and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Employer in lieu of the payments provided for hereunder during any such period of discontinuance.

                  Section 10.       Amendment and Irrevocability:

                  10.1 The Employer may, at any time and from time to time, by instrument in writing executed pursuant to authorization of its Board of Directors, amend in whole or in part any or all of the provisions of this Agreement; provided, however, that: (i) no amendment which affects the rights, duties, fees or responsibilities of the Trustee may be made without the Trustee's consent; and (ii) no amendment shall conflict with the terms of the Plan or alter the fact that the Trust is irrevocable pursuant to Section 10.1 hereof.

                  10.2 The Trust created hereunder is irrevocable and shall terminate only upon the complete distribution of the assets of the Trust to the participants or their beneficiaries. In the event that Trust assets remain after the payment of all benefits to the participants or their beneficiaries under the terms of the Plan, the Trust shall be terminated and any remaining assets shall be returned to the Employer.

                  10.3 Any such amendment shall become effective upon receipt by the Trustee of the instrument of amendment and endorsement thereon by the Trustee of its consent thereto, if such consent is required; provided, however, no such amendment shall be permitted if, in the opinion of counsel to the Employer, any such amendment would cause the Trust to cease to constitute a grantor trust as described in
         Section 4.4 of this Agreement. Following any such termination as provided in Section 10.1, the powers of the Trustee hereunder shall continue as long as any of the Trust Fund remains in its hands.

                  Section 11.       Miscellaneous:

                  11.1 Binding Effect; Assignability. This Agreement shall be binding upon, and the powers granted to the Employer and the Trustee, respectively, shall be exercisable by the respective successors and assigns of the Employer and the Trustee. Any entity which shall, by merger, consolidation, purchase, or otherwise, succeed to substantially all the trust business of the Trustee shall, upon such succession and without any appointment or other action by the Employer, be and become successor trustee hereunder.

                  11.2 Governing Law. This Agreement and the trust created and the Trust Fund held hereunder shall be interpreted in accordance with the laws of the state designated by the Employer in Section 17.9 of the Adoption Agreement, except to the extent that such laws are preempted by the federal laws of the United States of America. All contributions to the Trust Fund shall be deemed to take place in the state designated by the Employer in Section 17.9 of the Adoption Agreement.

                  11.3 Notices. Any communication to the Trustee, including any notice, direction, designation, certification, order, instruction, or objection shall be in writing and signed by the person authorized under the Plan to give the communication. The Trustee shall be fully protected in acting in accordance with these written communications. Any notice required or permitted to be given to a party hereunder shall be deemed given if in writing and hand delivered or mailed, postage prepaid, certified mail, return receipt requested, to such party at the following address or at such other address as such party may by notice specify:

                  If to the Employer:

                           MERCER MUTUAL INSURANCE COMPANY
                           10 NORTH HIGHWAY, P.O. BOX 278
                           PENNINGTON, NJ 08534
                           Attention: ANDREW SPEAKER

                  If to the Trustee:

                           Bankers Trust Company
                           665 Locust
                           Des Moines, IA
                           Attention: Anji Rainey

                  11.4 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of enforceability of the remaining provisions.

                  11.5 Waiver. Failure of any party to insist at any time or times upon strict compliance with any provision of this Agreement shall not be a waiver of such provision at such time or any later time unless in a writing designated as a waiver and signed by or on behalf of the party against whom enforcement of the waiver is sought.

                  11.6 Non-Alienation. No interest, right or claim in or to any part of the Trust Fund or any payment therefrom shall be assignable, transferable or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind, and the Trustee and the Committee shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law.

                  11.7 Headings. The headings of sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Agreement, the text shall control.

                  11.8 Construction of Language. Whenever appropriate in this Agreement, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and words importing the masculine gender shall be deemed equally to refer to the female gender or the neuter. Any reference to a section number shall refer to a section of this Agreement, unless otherwise indicated.

                  11.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             MERCER MUTUAL INSURANCE COMPANY

                                             By: _______________________________
                                                      Authorized Officer

                                             BANKERS TRUST COMPANY

                                             By: _______________________________
                                                      Vice President

                              INVESTMENT AGREEMENT

WHEREAS, MERCER MUTUAL INSURANCE COMPANY (the Company) has retained Bankers Trust Company, N.A. Des Moines, (BTC) as Trustee of the Trust Fund (the Trust) established with respect to certain plans established to provide deferred compensation, for certain of its employees.

AND WHEREAS, that Trust is evidenced by certain Trust Agreement by virtue of which BTC has agreed to serve as Trustee,

AND WHEREAS, that section 2.0 of the Trust authorized BTC to act pursuant to investment guidelines agreed to in writing from time to time by the Company and BTC,

NOW, THEREFORE, in consideration of mutual promises and covenants contained herein and the performance thereof, it is hereby agreed by and between these
Parties:

1. All contribution to the aforementioned Plan and all assets of the Trust will be held in certain annuity contracts, mutual fund shares, or other instruments issued by Principal Life Insurance Company or other companies which are members of The Principal Financial Group.

2. BTC will not be liable for the acts or omission of Principal Life Insurance Company or other companies which are members of The Principal Financial Group with regard to the investment of the contributions of the aforementioned plans and all assets of the Trust.

3. That this agreement shall run for the full term of the Trust unless superseded by a subsequent written agreement between the Parties. This Agreement shall be terminated immediately and without notice if the Trust is terminated, or if BTC resigns or is removed from its role as Trustee.

4. That this agreement shall be construed, interpreted, and governed by the laws of the State of Iowa.

This Agreement shall be effective on this 1st day of June 2002.

AGREED & ACCEPTED:

_______________________________             ___________________________

Mercer Mutual Insurance Company             Bankers Trust Company, N.A.

Title__________________________             Trust Officer

Date___________________________             Date_______________________

                           BANKERS TRUST COMPANY, N.A.
                       NON-QUALIFIED TRUSTEE FEE SCHEDULE

This fee schedule is used when a client retains Bankers Trust Company, N.A. to act as a corporate trustee of it's non-qualified plan. This schedule applied only when Principal Life is the investment manager and recordkeeper for the client's non-qualified plan.

A.  ESTABLISHMENT FEE      $250.00

B.  ANNUAL ASSET FEE*

                           This charge is based on the current market value of all assets in the trust account. Fee valuations will be performed quarterly based upon the value of the account at calendar quarter end.

----------------------------------------------------------
          RATE                               MARKET VALUE
----------------------------------------------------------
..35 OF 1% ON THE FIRST                    $     200,000.00
----------------------------------------------------------
..30 OF 1% ON THE NEXT                     $     300,000.00
----------------------------------------------------------
..25 OF 1% ON THE NEXT                     $     500,000.00
----------------------------------------------------------
..20 OF 1% ON THE NEXT                     $   1,000,000.00
----------------------------------------------------------
NEGOTIATED OVER
----------------------------------------------------------

         (*The Minimum Annual Asset Fee = $1,000.00)

C.  ACTIVITY FEES

         *  SECURITY MAINTENANCE    $100.00 Annually

         *  EXTRAORDINARY SERVICES

                  The charge for out-of-pocket expenses for services not covered specifically elsewhere in the fee schedule will be at cost (Federal Express, Certified Postage, etc.)

We will notify you 60 days in advance if changes to the schedule occur.

                                AGREED & ACCEPTED

Company: Mercer Mutual Insurance Company     Company: Bankers Trust Company, N.A

Name (Printed): _______________________      Name (Printed): ___________________

Signature: ____________________________      Signature: ________________________

Title: ________________________________      Title: ____________________________

Date: _________________________________      Date: _____________________________

[EBS LOGO]

                     THE EXECUTIVE NONQUALIFIED EXCESS PLAN
                               ADOPTION AGREEMENT

                  THIS AGREEMENT is made the 1st day of June, 2002, by MERCER MUTUAL INSURANCE COMPANY (the "Employer"), having its principal office at 10 NORTH HIGHWAY 31, P.O. BOX 278, PENNINGTON, NJ 08534 and EXECUTIVE BENEFIT SERVICES, INC. (the "Sponsor"), having its principal office at 434 Fayetteville Street, Suite 1160, Raleigh, North Carolina 27601.

                              W I T N E S S E T H:

                  WHEREAS, the Sponsor has established The Executive Nonqualified Excess Plan (the "Plan"); and

                  WHEREAS, the Employer desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan, for the benefit of the Employer's [ ] Employees and/or [X] Independent Contractors;

                  NOW, THEREFORE, the Employer hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

                                    ARTICLE I

                  Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

                  This Adoption Agreement may only be used in connection with The Executive Nonqualified Excess Plan. The Sponsor will inform the Employer of any amendments to the Plan or of the discontinuance or abandonment of the Plan. For questions concerning the Plan, the Employer may call the Sponsor at (919) 833-1042.

                                   ARTICLE II

                  The Employer hereby makes the following designations or elections for the purpose of the Plan [Section references below correspond to Section references in the Plan]:

                                       (C) 2000 EXECUTIVE BENEFIT SERVICES, INC.

         2.4 ADJUSTMENT DATE: The Deferred Compensation Account of Participants shall be adjusted for the amount of any Salary Deferral Credits, Employer Matching Credits and Employer Performance Incentive Credits to such account on the last business day of each Plan Year and such other times as may be designated below [check any additional desired Adjustment Dates]:

                  ___      (i)      The last business day of each calendar
                                    quarter during the Plan Year.

                  ___      (ii)     The last business day of each month during
                                    the Plan Year.

                  XX       (iii)    The last business day of each payroll period
                                    during the Plan Year.

                  ___      (iv)     Each day securities are traded on a national
                                    stock exchange.

                  ___      (v)      Other [specify] ___________________________
                                    ___________________________________________.

                  2.9 COMPENSATION: The "Compensation" of a Participant shall mean all of each Participant's [check desired option(s)]:

                  XX       (i)      compensation received as an Employee
                                    reportable in box 1, Wages, Tips and other
                                    Compensation, on Form W-2.

                  ___      (ii)     annual base salary.

                  ___      (iii)    annual bonus.

                  ___      (iv)     long term incentive plan compensation.

                  ___      (v)      compensation received as an Independent
                                    Contractor reportable on Form 1099.

                  XX       (vi)     other [specify]: DIRECTORS 1099.

Notwithstanding the foregoing, Compensation [X] SHALL [ ] SHALL NOT include Salary Deferral Credits under this Plan and amounts contributed by the Participant pursuant to a Salary Deferral Agreement to another employee benefit plan of the Employer which are not includible in the gross income of the Employee under Section 125, 402(e)(3), 402(h) or 403(b) of the Code.

                  2.13     EFFECTIVE DATE: [check desired option]:

                  ___      (i)      This is a newly-established Plan, and the
                                    Effective Date of the Plan is _____________.

                  XX       (ii)     This is an amendment and restatement of
                                    the Plan (insert plan name) with an
                                    effective date of OCTOBER 1, 1999, and the effective date of this amended and restated
                                    Plan is JUNE 1, 2002. This is amendment
                                    number 1 .

                  2.20 NORMAL RETIREMENT AGE: The Normal Retirement Age of a Participant shall be [check desired option]:

                  XX       (i)      Age 65.

                  ___      (ii)     The later of age ____ or the ______
                                    anniversary of the participation
                                    commencement date. The participation
                                    commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

                  XX       (iii)    AGE 75 FOR BOARD MEMBERS.

                  2.22 PARTICIPATING EMPLOYER(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan [list all employer-parties, including the Employer]:

        Name of Employer                      Address                   Telephone No.       EIN
        ----------------                      -------                  ---------------      ---
MERCER MUTUAL INSURANCE COMPANY      10 NORTH HIGHWAY, PO BOX 278      (800) 223-0534     21-0512950
                                         PENNINGTON, NJ 08534

                  2.23 PLAN: The name of the Plan as applied to the Employer is: THE EXECUTIVE NONQUALIFIED EXCESS PLAN OF MERCER MUTUAL INSURANCE COMPANY

                  2.24 PLAN ADMINISTRATOR: The Plan Administrator shall be [check desired option]:

                  ___      (i)      Committee.

                  XX       (ii)     Employer.

                  ___      (iii)    Other (specify): __________________________.

                  2.25 PLAN YEAR: The Plan Year shall be the 12 consecutive calendar month period ending on the last day of the month of December , and each anniversary thereof.

                  2.33     TRUST: [check desired option]:

                  XX        (i)     The Employer DOES desire to establish a
                                    "rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

                                    If a trust is established and the value of the assets of the trust exceed ________% (INSERT DESIRED PERCENTAGE GREATER THAN 100%) of the amount required to pay benefits under the Plan, then the Trustee is authorized to return such excess assets to the Employer.

                  ___       (ii)    The Employer DOES NOT desire to
                                    establish a "rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

                  2.35 YEARS OF SERVICE: For vesting purposes, Years of Service of a Participant shall be calculated from the date designated below [check desired option]:

                  ___      (i)      First Day of Service.

                  XX       (ii)     Effective Date of the Plan.

                  ___      (iii)    Each Contribution Date. Under this option
(iii), each Employer Matching Credit or Performance Incentive Credit shall vest in accordance with the applicable schedule selected in Section 7 of this Adoption Agreement based on the Years of Service of a Participant from the Adjustment Date on which each Employer Matching Credit or Performance Incentive Credit is credited to his or her Deferred Compensation Account.

                  3.1 SALARY DEFERRAL CREDITS: A Participant may elect to have his Compensation (as selected in Section 2.9 of this Adoption Agreement) reduced by the following percentage or amount per pay period, or for a specified pay period or periods, as designated in writing to the Committee [check the applicable options]:

                  XX       (i)      annual base salary:

                                    [complete the following blanks only if a minimum or maximum deferral is desired]:

                                    minimum deferral: $__________ or __________%
                                    maximum deferral: $__________ or __________%

                  XX       (ii)     annual bonus:

                                    [complete the following blanks only if a minimum or maximum deferral is desired]:

                                    minimum deferral: $__________ or __________%
                                    maximum deferral: $__________ or __________%

                  XX       (iii)    other [please specify type, as selected in
                                    Section 2.9 of this Adoption Agreement]:
                                    DIRECTOR'S 1099 COMPENSATION:

                                    [complete the following blanks only if a minimum or maximum deferral is desired]:

                                    minimum deferral: $__________ or __________%
                                    maximum deferral: $__________ or __________%

                  ___      (iv)     no salary deferral provision.

                  3.1.3 TERMINATION OF SALARY DEFERRALS: A Participant may terminate his Salary Deferral Agreement effective as of [check desired option]:

                  XX       (i)      the first full payroll period commencing
                                    after the date written notice of the
                                    termination is received by the Committee.

                  ___      (ii)     the January 1 occurring after the date
                                    written notice of the termination is
                                    received by the Committee.

                  3.2 EMPLOYER MATCHING CREDITS: The Employer may make matching credits to the Deferred Compensation Account of each Participant in an amount determined as follows [check desired option(s)]:

                  ___      (i)      ______% of the Participant's Salary
                                    Deferral Credits.

                  ___      (ii)     ______% of the first ______% of the
                                    Participant's Compensation which is
                                    elected as a Salary Deferral Credit.

                  ___      (iii)    An amount determined each Plan Year by the
                                    Employer.

                  XX       (iv)     The Employer shall decide from year to
                                    year whether matching credits will be made and shall notify Participants annually of the manner in which matching credits will be calculated for the subsequent year.

                  ___      (v)      The Employer shall not match amounts
                                    provided above in excess of $ _______ ,
                                    or in excess of ___% of the Participant's
                                    Compensation per Plan Year.

                  ___      (vi)     No Employer matching credits provision.

                  3.3 EMPLOYER PERFORMANCE INCENTIVE CREDITS: The Employer may make performance incentive credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

                  ___      (i)      Such amount out of the current or
                                    accumulated net profit of the Employer for such year as the Employer in its sole discretion shall determine.

                  ___      (ii)     Such amount as the Employer in its sole
                                    discretion shall determine without regard to current or accumulated net profit.

                  ___      (iii)    The Employer shall not make Performance
                                    Incentive Credits in excess of $__________, or in excess of ____% of the Participant's
                                    Compensation per Plan Year.

                  XX       (iv)     No Employer performance incentive credits
                                    provision.

                  4.1 DEATH OF A PARTICIPANT: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the Accrued Benefit of the Participant determined as of the date payments to the Beneficiary commence, plus [check if desired]:

                  ___      (i)      An amount to be determined by the Committee.

                  ___      (ii)     A lump sum of $ ____________.

                  ___      (iii)    _____ times the annual base salary of the
                                    Participant at his date of death.

                  ___      (iv)     Other   [specify]: ________________________.

                  XX       (v)      No additional benefits.

                  4.4.2 EARLY RETIREMENT: The Employer may elect to provide for Early Retirement. If Early Retirement is permitted, it shall be subject to the following eligibility requirements [check desired option and fill in appropriate blanks]:

                  ___      (i)      Completion of _____ Years of Service.

                  XX       (ii)     Attainment of age 55.

                  ___      (iii)    Completion of _____ Years of Service and
                                    attainment of age _____.

                  ___      (iv)     No Early Retirement provisions.

                  5.1 REGULAR IN-SERVICE WITHDRAWALS: [check desired option]:

                  XX       (i)      The Employer DOES elect to permit
                                    regular in-service withdrawals by a
                                    Participant from his Deferred Compensation
                                    Account.

                  ___      (ii)     The Employer DOES NOT elect to permit
                                    regular in-service withdrawals by a
                                    Participant from his Deferred Compensation
                                    Account.

                  5.3      "HAIRCUT" WITHDRAWALS: [check desired option]:

                  XX       (i)      The Employer DOES elect to permit
                                    "haircut" withdrawals by a Participant from his Deferred Compensation Account.

                                    Specify percentage (not less than 10%) of amount withdrawn that shall be forfeited:
                                    10 %

                  ___      (ii)     The Employer DOES NOT elect to permit
                                    "haircut" withdrawals by a Participant from his Deferred Compensation Account.

                  5.4 COLLEGE EDUCATION WITHDRAWALS: [check desired option]:

                  XX       (i)      The Employer DOES elect to permit
                                    college education withdrawals by a
                                    Participant from his Deferred Compensation
                                    Account.

                  ___      (ii)     The Employer DOES NOT elect to permit
                                    college education withdrawals by a
                                    Participant from his Deferred Compensation
                                    Account.

                  6.1 PAYMENT OPTIONS: Any benefit payable under the Plan may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant upon his entry into the Plan [check desired option(s)]:

                  XX       (i)      A lump sum in cash as soon as feasible
                                    following the date Participant's service with the Employer terminates for any reason
                                    (including Retirement, Disability or death).

                  XX       (ii)     Approximately equal annual installments
                                    over a term no longer than 10 years as
                                    elected by the Participant upon his entry into the Plan.

                                    Payment of the benefit shall commence as of the following date [select desired option]:

                                    ___     The first business day of the
                                            calendar year following the date
                                            Participant's service with the
                                            Employer terminates for any reason
                                            (including Retirement, Disability or
                                            death).

                                    ___     The first business day of the
                                            calendar quarter following the date
                                            Participant's service with the
                                            Employer terminates for any reason
                                            (including Retirement, Disability or
                                            death).

                                    XX      The first business day of the
                                            calendar month following the date
                                            Participant's service with the
                                            Employer terminates for any reason
                                            (including Retirement, Disability or
                                            death).

                                    The payment of each annual installment shall be made on the anniversary of the date selected for the commencement of the installment payments in this subsection
                                    (ii). The amount of the annual installment shall be adjusted on each anniversary date of the commencement of the installment payments for credits or debits to the Participant's account pursuant to Section 8 of the Plan. Such adjustment shall be made by dividing the balance in the Deferred Compensation Account on each such date (following adjustment on such date) by the number of annual installments remaining to be paid hereunder; provided that the last annual installment due under the Plan shall be the entire amount credited to the Participant's account on the date of payment.

                  ___      (iii)    Other [specify]: ___________________________

7.       VESTING:

(I) VESTING OF EMPLOYER MATCHING CREDITS: The nonforfeitable percentage of each Participant in his Accrued Benefit attributable to any applicable Employer Matching Credits shall be as follows [check (a), (b), (c),
         (d), (e), (f) or (g)]:

                           XX      (a)      Immediate 100% vesting.

                           ___     (b)      100% vesting after ___
                                            Years of Service.

                           ___     (c)      100% vesting at age ____.

___     (d)  Number of Years                     Vested
               of Service                      Percentage
               ----------                      ----------
             Less than  1                           0%
                        1                          20%
                        2                          40%
                        3                          60%
                        4                          80%
                        5 or more                 100%

___     (e)      Number of Years             Vested
                   of Service              Percentage
                   ----------              ----------
                 Less than  3                   0%
                            3                  20%
                            4                  40%
                            5                  60%
                            6                  80%
                            7 or more         100%

___     (f)  Number of Years                          Vested
               of Service                           Percentage
               ----------                           ----------
             Less than    1                          _______%
                          1                          _______%
                          2                          _______%
                          3                          _______%
                          4                          _______%
                          5                          _______%
                          6                          _______%
                          7                          _______%
                          8                          _______%
                          9                          _______%
                          10 or more                 _______%

                                ___     (g)      Not applicable

In addition, the nonforfeitable percentage of each Participant in his Accrued Benefit attributable to any applicable Employer Matching Credits [ ] SHALL [ ] SHALL NOT become 100% vested at the Death or Disability of the Participant.

(II) VESTING OF EMPLOYER PERFORMANCE INCENTIVE CREDITS: The nonforfeitable percentage of each Participant in his Accrued Benefit attributable to any applicable Employer Performance Incentive Credits shall be as follows [check (a), (b), (c), (d), (e), (f) or (g)]:

                      ___     (a)      Immediate 100% vesting.

                      ___     (b)      100% vesting after ____ Years of Service.

                      ___     (c)      100% vesting at age ____.

___     (d)  Number of Years                     Vested
               of Service                      Percentage
               ----------                      ----------
             Less than  1                           0%
                        1                          20%
                        2                          40%
                        3                          60%
                        4                          80%
                        5 or more                 100%

___     (e)      Number of Years             Vested
                   of Service              Percentage
                   ----------              ----------
                 Less than  3                   0%
                            3                  20%
                            4                  40%
                            5                  60%
                            6                  80%
                            7 or more         100%

___     (f)  Number of Years                          Vested
               of Service                           Percentage
               ----------                           ----------
             Less than    1                          _______%
                          1                          _______%
                          2                          _______%
                          3                          _______%
                          4                          _______%
                          5                          _______%
                          6                          _______%
                          7                          _______%
                          8                          _______%
                          9                          _______%
                          10 or more                 _______%

                                XX       (g)      Not applicable

In addition, the nonforfeitable percentage of each Participant in his Accrued Benefit attributable to any applicable Employer Performance Incentive Credits
[ ] SHALL [ ] SHALL NOT become 100% vested at the Death or Disability of the Participant.

                  14. AMENDMENT OR TERMINATION OF PLAN: [check or complete all that apply]:

                  ___      (i)      Notwithstanding any provision in this
                                    Adoption Agreement or the Plan to the
                                    contrary, Section _____ of the Plan shall be amended to read as follows:

                                    See attached Exhibit ____.

                  ___      (ii)     The Plan shall be terminated upon the
                                    occurrence of one or more of the following events [check if desired]:

                                    ___     (a)      The amount of shareholders
                                            equity shown on the financial
                                            statements of the Employer for each
                                            of the two most recent fiscal years
                                            is less than $____________.

                                    ___     (b)      The aggregate net loss
                                            (after tax) as reported on the
                                            financial statements of the
                                            Employer for the two most recent
                                            fiscal years is greater than
                                            $____________.

                                    ___     (c)      There is a change of
                                            control of the Employer. For this
                                            purpose, a "change of control" shall
                                            be deemed to have occurred if: (A)
                                            any person other than an officer who
                                            is an employee of the Employer for
                                            at least one year preceding the
                                            change of control, acquires or
                                            becomes the beneficial owner,
                                            directly or indirectly, of
                                            securities of the Employer
                                            representing _____ % [insert
                                            percentage] or more of the combined
                                            voting power of the Employer's then
                                            outstanding securities and
                                            thereafter, the membership of the
                                            Board becomes such that a majority
                                            are persons who were not members of
                                            the Board at the time of the
                                            acquisition of securities; or (B)
                                            the Employer, or its assets, are
                                            acquired by or combined with another
                                            entity and less than a majority of
                                            the outstanding voting shares of
                                            such entity after the acquisition or
                                            combination are owned, immediately
                                            after the acquisition or
                                            combination, by the owners of voting
                                            shares of the Employer immediately
                                            prior to the acquisition or
                                            combination.

                                    ___     (d)      Other [specify]:
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________

                  17.9 CONSTRUCTION: The provisions of the Plan and Trust (if any) shall be construed and enforced according to the laws of the State of PENNSYLVANIA, except to the extent that such laws are superseded by ERISA.

                  IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above stated.

                         MERCER MUTUAL INSURANCE COMPANY
                         Name of Employer

                         By:____________________________________________________
                                        Authorized Person

NOTE: EXECUTION OF THIS ADOPTION AGREEMENT CREATES A LEGAL LIABILITY OF THE EMPLOYER WITH SIGNIFICANT TAX CONSEQUENCES TO THE EMPLOYER AND PARTICIPANTS. THE EMPLOYER SHOULD OBTAIN LEGAL AND TAX ADVICE FROM ITS PROFESSIONAL ADVISORS BEFORE ADOPTING THE PLAN. THE SPONSOR DISCLAIMS ALL LIABILITY FOR THE LEGAL AND TAX CONSEQUENCES WHICH RESULT FROM THE ELECTIONS MADE BY THE EMPLOYER IN THIS ADOPTION AGREEMENT.